Prospectus

                         STANDARD & POOR'S MIDCAP 400
                           DEPOSITARY RECEIPTS (TM)
                             ("MIDCAP SPDRs") (TM)

                          MIDCAP SPDR Trust, Series 1

                           (A Unit Investment Trust)

                               -----------------

 . MidCap SPDR Trust is an exchange traded fund designed to generally correspond to the price and yield performance of the S&P MidCap 400(TM) Index.

 .  MidCap SPDR Trust holds all of the S&P MidCap 400 Index stocks.

 .  Each MidCap SPDR represents an undivided ownership interest in the MidCap
   SPDR Trust.

 . The MidCap SPDR Trust issues and redeems MidCap SPDRs only in multiples of 25,000 MidCap SPDRs in exchange for S&P MidCap 400 Index stocks and cash.

 . Individual MidCap SPDRs trade on the American Stock Exchange like any other equity security.

 .  Minimum trading unit: 1 MidCap SPDR.

                               -----------------

                           SPONSOR: PDR SERVICES LLC
                 (Solely Owned by American Stock Exchange LLC)

                               [LOGO] MidCap SPDR

                               -----------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               -----------------

                       Prospectus Dated January 25, 2002

                               -----------------

                      COPYRIGHT(R) 2002 by PDR Services LLC

               STANDARD & POOR'S MIDCAP 400 DEPOSITARY RECEIPTS
                             ("MIDCAP SPDRs") (TM)
                          MIDCAP SPDR TRUST, SERIES 1

                               TABLE OF CONTENTS

                Summary.....................................  1
                  Essential Information as of September 30,
                   2001.....................................  1
                  Highlights................................  3
                  Risk Factors..............................  8
                Report of Independent Accountants........... 12
                  Statement of Assets and Liabilities....... 13
                  Statements of Operations.................. 14
                  Statements of Changes in Net Assets....... 15
                  Financial Highlights...................... 16
                  Notes to Financial Statements............. 17
                  Schedule of Investments................... 21
                The Trust................................... 26
                  Creation of Creation Units................ 26
                  Procedures for Creation of Creation Units. 27
                  Placement of Creation Orders Using
                   MidCap SPDR Clearing Process............. 29
                  Placement of Creation Orders Outside
                   MidCap SPDR Clearing Process............. 29
                  Securities Depository; Book-Entry-Only
                   System................................... 30
                Redemption of MidCap SPDRs.................. 32
                  Procedures for Redemption of Creation
                   Units.................................... 32
                  Placement of Redemption Orders Using
                   MidCap SPDR Clearing Process............. 35
                  Placement of Redemption Orders Outside
                   MidCap SPDR Clearing Process............. 35
                The Portfolio............................... 36
                  Portfolio Securities Conform to the S&P
                   MidCap 400 Index......................... 36
                  Adjustments to the Portfolio Deposit...... 39

                           TABLE OF CONTENTS cont'd

                 The S&P MidCap 400 Index.................. 41
                 License Agreement......................... 42
                 Exchange Listing.......................... 44
                 Tax Status of the Trust................... 45
                   Tax Consequences to Beneficial Owners... 45
                   ERISA Considerations.................... 48
                 Continuous Offering of MidCap SPDRs....... 49
                 Dividend Reinvestment Service............. 49
                 Expenses of the Trust..................... 50
                   Trustee Fee Scale....................... 52
                 Valuation................................. 53
                 Administration of the Trust............... 53
                   Distributions to Beneficial Owners...... 53
                   Statements to Beneficial Owners; Annual
                    Reports................................ 55
                   Rights of Beneficial Owners............. 56
                   Amendments to the Trust Agreement....... 56
                   Termination of the Trust Agreement...... 57
                 Sponsor................................... 58
                 Trustee................................... 59
                 Depository................................ 61
                 Legal Opinion............................. 61
                 Independent Accountants and Financial
                  Statements............................... 61
                 Code of Ethics............................ 61
                 Information and Comparisons Relating to
                  Trust, Secondary Market Trading, Net
                  Asset Size, Performance and Tax
                  Treatment................................ 62
                 Glossary.................................. 68

"S&P(R)", "S&P MidCap 400 Index", "Standard & Poor's MidCap 400 Index", "Standard & Poor's MidCap 400 Depositary Receipts" and "MidCap SPDRs" are trademarks of The McGraw-Hill Companies, Inc. PDR Services LLC and American Stock Exchange LLC are permitted to use these trademarks pursuant to a "License Agreement" with Standard & Poor's, a division of The McGraw-Hill Companies, Inc. The Trust, however, is not sponsored by or affiliated with Standard & Poor's or The McGraw-Hill Companies, Inc.

                                    SUMMARY

                Essential Information as of September 30, 2001*

Glossary:                     All defined terms used in this Prospectus and
                              page numbers on which their definitions appear are listed in the Glossary on page 68.

Total Trust Assets:           $3,966,623,969

Number of MidCap SPDRs:       50,076,675

Fractional Undivided
  Interest in the Trust
  Represented by each MidCap
  SPDR:                       1/50,076,675th

Dividend Record Dates:        Quarterly, on the second (2nd) Business Day after
                              the third Friday in each of March, June, September and December.

Dividend Payment Dates:       Quarterly, on the last Business Day of April,
                              July, October and January.

Trustee's Annual Fee:         From 14/100 of one percent to 10/100 of one
                              percent, based on the NAV of the Trust, as the same may be reduced by certain amounts, plus the Transaction Fee.**

Estimated Ordinary Operating
  Expenses of the Trust:      25/100 of one percent (after a waiver of a
                              portion of Trustee's annual fee).**

Net Asset Value per MidCap
  SPDR (based on the value
  of the Portfolio
  Securities, other net
  assets of the Trust and
  number of MidCap SPDRs
  outstanding):               $79.21

Evaluation Time:              Closing time of the regular trading session on
                              the New York Stock Exchange, Inc. (ordinarily
                              4:00 p.m. New York time).

Licensor:                     Standard & Poor's, a division of The McGraw-Hill
                              Companies, Inc.

Mandatory Termination Date:   The Trust is scheduled to terminate no later than
                              April 27, 2120, but may terminate earlier under certain circumstances.

Discretionary Termination:    Trust may be terminated if the value of the
                              securities held by the Trust is less than $100,000,000, as such amount shall be adjusted for inflation. The Trust may also be terminated under other circumstances.

Market Symbol:                MidCap SPDRs trade on the American Stock Exchange
                              under the symbol "MDY"

CUSIP:                        595635103
--------
  * The Trust Agreement became effective, the initial deposit was made and the Trust commenced operation on April 27, 1995.
 ** Ordinary operating expenses are currently being accrued at an annual rate of .25%. Last year's operating expenses were .25% after a waiver by the Trustee. Future accruals will depend primarily on the level of the Trust's net assets and the level of Trust expenses. There is no guarantee that the Trust's ordinary operating expenses will not exceed .25% of the Trust's daily NAV and such rate may be changed without notice. Until further notice, the Sponsor has undertaken that the ordinary operating expenses of the Trust as calculated by the Trustee will not be permitted to exceed an amount which is .30% of the daily NAV of the Trust. Thereafter, such amount may be changed and may exceed .30%. There is no guarantee that the Trust's ordinary operating expenses will not exceed such .30% rate.

                                  Highlights

 .  MidCap SPDRs are Ownership Interests in the MidCap SPDR Trust

   The MidCap SPDR Trust, Series 1 ("Trust") is a unit investment trust that issues securities called Standard & Poor's MidCap 400 Depositary Receipts or "MidCap SPDRs". The Trust is organized under New York law and is governed by a trust agreement between The Bank of New York ("Trustee") and PDR Services LLC ("Sponsor"), dated and executed as of April 27, 1995) ("Trust Agreement") MidCap SPDRs represent an undivided ownership interest in a portfolio of all of the common stocks of the Standard & Poor's MidCap 400 Index(R) ("S&P MidCap 400 Index").

 .  MidCap SPDRs Should Closely Track the Value of the Stocks Included in the
   S&P MidCap 400 Index

   MidCap SPDRs intend to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P MidCap 400 Index. Current information regarding the value of the S&P MidCap 400 Index is available from market information services. Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") obtains information for inclusion in, or for use in the calculation of, the S&P MidCap 400 Index from sources S&P considers reliable. None of S&P, the Sponsor, the Trust or the Exchange accepts responsibility for or guarantees the accuracy and/or completeness of the S&P MidCap 400 Index or any data included in the S&P MidCap 400 Index.

   The Trust holds the Portfolio and cash and is not actively "managed" by traditional methods, which typically involve effecting changes in the Portfolio on the basis of judgments made relating to economic, financial and market considerations. To maintain the correspondence between the composition and weightings of stocks held by the Trust ("Portfolio Securities" or, collectively, "Portfolio") and component stocks of the S&P MidCap 400 Index ("Index Securities"), the Trustee adjusts the Portfolio from time to time to conform to periodic changes in the identity and/or relative weightings of Index Securities. The Trustee aggregates certain of these adjustments and makes changes to the Portfolio at least monthly or more frequently in the case of significant changes to the S&P MidCap 400 Index. Any change in the identity or weighting of an Index Security will result in a corresponding adjustment to the prescribed Portfolio Deposit effective on any day that the New York Stock Exchange is open for business ("Business Day") following the day on which the change to the S&P MidCap 400 Index takes effect after the close of the market.

   The value of MidCap SPDRs fluctuates in relation to changes in the value of the Portfolio. The market price of each individual MidCap SPDR may not be identical to the net asset value ("NAV") of such MidCap SPDR but, historically, these two valuations have been very close.

 .  MidCap SPDRs Trade on the American Stock Exchange

   MidCap SPDRs are listed for trading on the American Stock Exchange ("Exchange"). MidCap SPDRs are bought and sold in the secondary market like ordinary shares of stock at any time during the trading day. MidCap SPDRs are traded on the Exchange in 100 MidCap SPDR round lots, but can be traded in odd lots of as little as one MidCap SPDR. The Exchange may halt trading of MidCap SPDRs under certain circumstances.

 .  Brokerage Commissions on MidCap SPDRs

   Secondary market purchases and sales of MidCap SPDRs are subject to ordinary brokerage commissions and charges.

 .  The Trust Issues and Redeems MidCap SPDRs in Multiples of 25,000 MidCap
   SPDRs Called "Creation Units"

   The Trust issues and redeems MidCap SPDRs only in specified large lots of 25,000 MidCap SPDRs or multiples thereof referred to as "Creation Units." Creation Units are issued by the Trust to anyone who, after placing a creation order with ALPS Distributors, Inc. ("Distributor"), deposits with the Trustee, a specified portfolio of Index Securities and a cash payment generally equal to dividends (net of expenses) accumulated up to the time of deposit.

   Fractional Creation Units may be created or redeemed only in limited circumstances.* Creation Units are redeemable in kind only and are not redeemable for cash. Upon receipt of one or more Creation Units, the Trust delivers to the redeeming holder a portfolio of Index Securities (based on NAV of the Trust), together with a cash payment. Each redemption has to be accompanied by a Cash Redemption Payment that on any given Business Day is an amount identical to the Cash Component of a Portfolio Deposit.

   If the Trustee determines that one or more Index Securities are likely to be unavailable, or available in insufficient quantity, for delivery upon creation of Creation Units, the Trustee may permit the cash equivalent value of one or more of these Index Securities to be included in the Portfolio Deposit as a part of the Cash Component in lieu thereof. If a creator is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee
--------
* See the discussion of termination of the Trust in this Summary and "Dividend Reinvestment Service," however, for a description of the circumstances in which MidCap SPDRs may be redeemed or created by the Trustee in less than a Creation Unit size aggregation of 25,000 MidCap SPDRs.

may permit the cash equivalent value of such Index Securities to be included in the Portfolio Deposit based on the market value of such Index Securities as of the Evaluation Time on the date such creation order is deemed received by the Distributor as part of the Cash Component in lieu of the inclusion of such Index Securities in the stock portion of the Portfolio Deposit. If the Trustee determines that one or more Index Securities are likely to be unavailable or available in insufficient quantity for delivery by the Trust upon the redemption of Creation Units, the Trustee may deliver the cash equivalent value of one or more of these Index Securities, based on their market value as of the Evaluation Time on the date the redemption order is deemed received by the Trustee, as part of the Cash Redemption Payment in lieu thereof.

 .  Creation Orders Must be Placed with the Distributor

   All orders to create Creation Units must be placed with the Distributor. To be eligible to place these orders, an entity or person must be (a) a "Participating Party," or (b) a DTC Participant, and in each case must have executed an agreement with the Distributor and the Trustee ("Participant Agreement"). The term "Participating Party" means a broker-dealer or other participant in the MidCap SPDR Clearing Process, through the Continuous Net Settlement ("CNS") System of the National Securities Clearing Corporation ("NSCC"), a clearing agency registered with the Securities and Exchange Commission ("SEC"). Payment for orders is made by deposits with the Trustee of a portfolio of securities, substantially similar in composition and weighting to Index Securities, and a cash payment in an amount equal to the Dividend Equivalent Payment, plus or minus the Balancing Amount. "Dividend Equivalent Payment" is an amount equal, on a per Creation Unit basis, to the dividends on the Portfolio (with ex-dividend dates within the accumulation period), net of expenses and accrued liabilities for such period (including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted, if any, and (ii) accrued fees of the Trustee and other expenses of the Trust (including legal and auditing expenses) and other expenses not previously deducted), calculated as if all of the Portfolio Securities had been held for the entire accumulation period for such distribution. The Dividend Equivalent Payment and the Balancing Amount collectively are referred to as "Cash Component" and the deposit of a portfolio of securities and the Cash Component collectively are referred to as a "Portfolio Deposit." Persons placing creation orders with the Distributor must deposit Portfolio Deposits either (i) through the CNS clearing process of NSCC, as such processes have been enhanced to effect creations and redemptions of Creation Units, such processes referred to herein as the "MidCap SPDR Clearing Process," or (ii) with the Trustee outside the MidCap SPDR Clearing Process (i.e. through the facilities of DTC).

   The Distributor acts as underwriter of MidCap SPDRs on an agency basis. The Distributor maintains records of the orders placed with it and the confirmations of acceptance and furnishes to those placing such orders confirmations of acceptance of the orders. The Distributor also is responsible for delivering a prospectus to persons creating MidCap SPDRs. The Distributor also maintains a record of the delivery instructions in response to orders and may provide certain other administrative services, such as those related to state securities law compliance. The Distributor is a corporation organized under the laws of the State of Colorado and is located at 370 17th Street, Suite 3100, Denver, CO 80202. The Distributor is a registered broker- dealer and a member of the National Association of Securities Dealers, Inc. PDR Services LLC, as Sponsor of the Trust, pays the Distributor for its services a flat annual fee. The Sponsor will not seek reimbursement for such payment from the Trust without obtaining prior exemptive relief from the SEC.

 .  Expenses of the Trust

   The expenses of the Trust are accrued daily and reflected in the NAV of the Trust. After reflecting waivers, the Trust currently is accruing ordinary operating expenses at an annual rate of 0.25%:

              Estimated Trust Annual Ordinary Operating Expenses

                                               As a % of
                                            Trust Net Assets
                                            ----------------
                   Trustee's Fee                  0.10%
                   S&P License Fee                0.03%
                   Registration Fees              0.01%
                   Marketing Expenses             0.11%
                   Other Operating Expenses       0.00%
                                                  ----
                   Total:                         0.25%

   Future accruals will depend primarily on the level of the Trust's net assets and the level of expenses. There is no guarantee that the Trust's ordinary operating expenses will not exceed .25% of the Trust's daily NAV.

   The Trustee has voluntarily agreed to reduce its Trustee's fee. The amount of the reduction will be equal to the Federal Funds Rate, as published in the Wall Street Journal, multiplied by each day's daily cash balance in the Trust's cash account, reduced by the amount of reserves for that account required by the Federal Reserve Board of Governors. The Trustee reserves the right to discontinue this voluntary fee reduction in the future.

 .  A Transaction Fee is Payable for Each Creation and for Each Redemption of
   MidCap SPDRs

   A transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the MidCap SPDR Clearing Process ("Transaction Fee") is non-refundable, regardless of the NAV of the Trust. This Transaction Fee is $3,000 per Participating Party per day, regardless of the number of Creation Units created or redeemed on such day. The $3,000 charge is subject to a limit not to exceed 20/100 of one percent (20 basis points) of the value of one Creation Unit at the time of creation ("20 Basis Point Limit").

   For creations and redemptions outside the MidCap SPDR Clearing Process, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day. Under the current schedule, therefore, the total fee charged in connection with creation or redemption outside the MidCap SPDR Clearing Process would be $3,000 (the Transaction Fee for the creation or redemption of one Creation Unit) plus an additional amount up to $9,000 (3 times $3,000), for a total not to exceed $12,000. Creators and redeemers restricted from engaging in transactions in one or more Index Securities may pay the Trustee the Transaction Fee and may pay an additional amount per Creation Unit not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

 .  Midcap SPDRs are Held in Book Entry Form Only

   The Depository Trust Company ("DTC") or its nominee is the record or registered owner of all outstanding MidCap SPDRs. Beneficial ownership of MidCap SPDRs is shown on the records of DTC or its participants. Individual certificates are not issued for MidCap SPDRs. See "The Trust--Depository; Book-Entry-Only System."

 .  Midcap SPDRs Make Periodic Dividend Payments

   MidCap SPDR holders receive on the last Business Day of April, July, October and January an amount corresponding to the amount of any cash dividends declared on Portfolio Securities during the applicable period, net of fees and expenses associated with operation of the Trust and taxes, if applicable. Because of such fees and expenses, the dividend yield for MidCap SPDRs is ordinarily less than that of the S&P MidCap 400 Index. Investors should consult their tax advisors regarding consequences associated with Trust dividends, as well as those associated with MidCap SPDR sales or redemptions.

   Quarterly distributions based on the amount of dividends payable with respect to Portfolio Securities and other income received by the Trust, net of fees and expenses, and taxes if applicable, are made via DTC and its participants to Beneficial Owners on each Dividend Payment Date. Any capital gain income recognized by the Trust in any taxable year that is not previously treated as distributed during the year ordinarily is to be distributed at least annually in January of the following taxable year. The Trust may make additional distributions shortly after the end of the year in order to satisfy certain distribution requirements imposed by the Internal Revenue Code of 1986, as amended ("Code"). Although all distributions are currently made quarterly, the Trustee may vary the periodicity with which distributions are made. Those Beneficial

Owners interested in reinvesting their quarterly distributions may participate through DTC Participants in the DTC Dividend Reinvestment Service ("Service") available through certain brokers. See "The Trust--Depository; Book-Entry-Only System."

 .  The Trust Intends to Qualify as a Regulated Investment Company

   For the fiscal year ended September 30, 2001, the Trust believes that it qualified for tax treatment as a "regulated investment company" under Subchapter M of the Code. The Trust intends to continue to so qualify and to distribute annually its entire investment company taxable income and net capital gain. Distributions that are taxable as ordinary income to Beneficial Owners generally are expected to constitute dividend income for federal income tax purposes and to be eligible for the dividends-received deduction available to many corporations to the extent of qualifying dividend income received by the Trust. The Trust's regular quarterly distributions are based on the dividend performance of the Portfolio during such quarterly distribution period rather than the actual taxable income of the Trust. As a result, a portion of the distributions of the Trust may be treated as a return of capital or a capital gain dividend for federal income tax purposes or the Trust may be required to make additional distributions to maintain its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

 .  Termination of the Trust

   The Trust has a specified lifetime term. The Trust is scheduled to terminate on the first to occur of (a) April 27, 2120 or (b) the date 20 years after the death of the last survivor of eleven persons named in the Trust Agreement, the oldest of whom was born in 1990 and the youngest of whom was born in 1993. Upon termination, the Trust may be liquidated and pro rata share of the assets of the Trust, net of certain fees and expenses, distributed to holders of MidCap SPDRs.

 .  Purchases of MidCap SPDRs by Registered Investment Companies

   Purchases of MidCap SPDRs by registered investment companies are subject to restrictions set forth in Section 12(d)(1) of the Investment Company Act of 1940.

                                 Risk Factors

   Investors can lose money by investing in MidCap SPDRs. Investors should carefully consider the risk factors described below together with all of the other information included in this Prospectus before deciding to invest in MidCap SPDRs.

Investment in the Trust involves the risks inherent in an investment in any equity security. An investment in the Trust is subject to the risks of any investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment.

The value of Portfolio Securities may fluctuate in accordance with changes in the financial condition of the issuers of Portfolio Securities (particularly those that are heavily weighted in the S&P MidCap 400 Index), the value of common stocks generally and other factors. The identity and weighting of Index Securities and the Portfolio Securities also change from time to time.

   The financial condition of the issuers may become impaired or the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Portfolio and thus in the value of MidCap SPDRs). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

   Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of the issuer because the rights of common stockholders, as owners of the issuer, generally are inferior to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities that typically have a stated principal amount payable at maturity, or preferred stocks that typically have a liquidation preference and may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. The value of the Portfolio may be expected to fluctuate over the entire life of the Trust.

   There can be no assurance that the issuers of Portfolio Securities will pay dividends. Distributions generally depend upon the declaration of dividends by the issuers of Portfolio Securities and the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions.

The Trust is not actively managed. The Trust is not actively "managed" by traditional methods, and therefore the adverse financial condition of an issuer will not result in the elimination of its stocks from the Portfolio unless the stocks of such issuer are removed from the S&P MidCap 400 Index.

A liquid trading market for certain Portfolio Securities may not exist. Although most of Portfolio Securities are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain Portfolio Securities may depend on whether dealers will make a market in such stocks. There can be no assurance that a market will be made for any of Portfolio Securities, that any market will be maintained or that any such market will be or remain liquid. The price at which Portfolio Securities may be sold and the value of the Portfolio will be adversely affected if trading markets for Portfolio Securities are limited or absent.

The Trust may not always be able exactly to replicate the performance of the S&P MidCap 400 Index. The Trust is not able to replicate exactly the performance of the S&P MidCap 400 Index because the total return generated by the Portfolio is reduced by Trust expenses and transaction costs incurred in adjusting the actual balance of the Portfolio. It is also possible that, for a short period, the Trust may not fully replicate the performance of the S&P MidCap 400 Index due to the temporary unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances.

   Investment in the Trust may have adverse tax consequences. Investors in the Trust should also be aware that there are tax consequences associated with the ownership of MidCap SPDRs resulting from the distribution of Trust dividends and sales of MidCap SPDRs as well as under certain circumstances the sales of stocks held by the Trust in connection with redemptions.

NAV may not always correspond to market price. The NAV of MidCap SPDRs in Creation Unit size aggregations and, proportionately, the NAV per SPDR, changes as fluctuations occur in the market value of Portfolio Securities. Investors should be aware that the aggregate public trading market price of 25,000 MidCap SPDRs may be different from the NAV of a Creation Unit (i.e., 25,000 MidCap SPDRs may trade at a premium over, or at a discount to, the NAV of a Creation
Unit) and similarly the public trading market price per MidCap SPDR may be different from the NAV of a Creation Unit on a per SPDR basis. This price difference may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for MidCap SPDRs is closely related to, but not identical to, the same forces influencing the prices of Index Securities trading individually or in the aggregate at any point in time. Investors also should note that the size of the Trust in terms of total assets held may change substantially over time and from time to time as Creation Units are created and redeemed.

The Exchange may halt trading in MidCap SPDRs. MidCap SPDRs are listed for trading on the Exchange under the market symbol MDY. Trading in MidCap SPDRs may be halted due to market conditions or, in light of Exchange rules and procedures, for reasons that, in the view of the Exchange, make trading in MidCap SPDRs inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to Exchange "circuit breaker" rules that require trading to be halted for a specified period based on a specified market decline. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of

MidCap SPDRs will continue to be met or will remain unchanged. The Trust will be terminated if MidCap SPDRs are delisted from the Exchange.

MidCap SPDRs are subject to market risks. MidCap SPDRs are subject to the risks other than those inherent in an investment in equity securities, discussed above, in that the selection of the stocks included in the Portfolio, the expenses associated with the Trust, or other factors distinguishing an ownership interest in a trust from the direct ownership of a portfolio of stocks may affect trading in MidCap SPDRs.

The regular settlement period for Creation Units may be reduced. Except as otherwise specifically noted, the time frames for delivery of stocks, cash, or MidCap SPDRs in connection with creation and redemption activity within the MidCap SPDR Clearing Process are based on NSCC's current "regular way" settlement period of three (3) days during which NSCC is open for business (each such day an "NSCC Business Day"). NSCC may, in the future, reduce such "regular way" settlement period, in which case there may be a corresponding reduction in settlement periods applicable to MidCap SPDR creations and redemptions.

Clearing and settlement of Creation Units may be delayed or fail. The Trustee delivers a portfolio of stocks for each Creation Unit delivered for redemption substantially identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect on the date the request for redemption is deemed received by the Trustee. If redemption is processed through the MidCap SPDR Clearing Process, the stocks that are not delivered are covered by NSCC's guarantee of the completion of such delivery. Any stocks not received on settlement date are marked-to-market until delivery is completed. The Trust, to the extent it has not already done so, remains obligated to deliver the stocks to NSCC, and the market risk of any increase in the value of the stocks until delivery is made by the Trust to NSCC could adversely affect the NAV of the Trust. Investors should note that the stocks to be delivered to a redeemer submitting a redemption request outside of the MidCap SPDR Clearing Process that are not delivered to such redeemer are not covered by NSCC's guarantee of completion of delivery.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustee and the Unitholders of MidCap SPDR Trust, Series 1:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Midcap SPDR Trust, Series 1 (the "Trust") at September 30, 2001, the results of its operations and the changes in its net assets for the three years then ended, and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 16, 2001

                          MIDCAP SPDR TRUST, SERIES 1
                      STATEMENT OF ASSETS AND LIABILITIES
                              September 30, 2001

Assets:
   Investments in securities, at value (cost $4,995,945,602)..... $ 3,967,363,361
   Cash..........................................................      12,466,550
   Dividends receivable..........................................       2,667,850
   Receivable for securities sold................................      30,216,683
                                                                  ---------------
   Total Assets..................................................   4,012,714,444
                                                                  ---------------
Liabilities:
   Payable for securities purchased..............................      31,543,814
   Distribution payable..........................................       8,458,574
   Payable to sponsor............................................       5,482,900
   Accrued Trustee fees..........................................         324,842
   Other accrued expenses........................................         274,620
   Redemption payable............................................           5,725
                                                                  ---------------
   Total Liabilities.............................................      46,090,475
                                                                  ---------------
Net Assets....................................................... $ 3,966,623,969
                                                                  ===============
Net Assets Represented By:
Interest of Unitholders (50,076,675 units of fractional undivided interest (MidCap SPDRs) outstanding; unlimited units
  authorized)
   Cost to investors of outstanding units........................ $ 5,306,660,693
   Undistributed net investment income...........................       1,774,579
   Accumulated net realized losses on investments................    (313,229,062)
   Unrealized depreciation on investments........................  (1,028,582,241)
                                                                  ---------------
Net assets....................................................... $ 3,966,623,969
                                                                  ===============
Net asset value per MidCap SPDR ($3,966,623,969/50,076,675
  MidCap SPDRs).................................................. $         79.21
                                                                  ===============

  The accompanying notes are an integral part of these financial statements.

                          MIDCAP SPDR TRUST, SERIES 1
                           STATEMENTS OF OPERATIONS

                                                    For the Year    For the Year   For the Year
                                                        Ended           Ended          Ended
                                                    September 30,   September 30,  September 30,
                                                        2001            2000           1999
                                                   ---------------  -------------  -------------
Investment income
   Dividend income................................ $    38,932,541  $  27,061,110  $  19,628,017
Expenses
   Trustee fees and expenses......................       4,573,086      2,886,936      2,156,995
   Printing and distribution expenses.............       4,028,449      2,755,994      1,300,879
   Audit fees.....................................          55,200         50,293         51,275
   Amortization of organization costs.............              --         22,251         39,000
   Legal fees.....................................          41,137         39,823         83,579
   License fees...................................       1,204,940        949,773        578,506
                                                   ---------------  -------------  -------------
   Total expenses.................................       9,902,812      6,705,070      4,210,234
   Less: expenses assumed by the Sponsor and
    the Trustee (see Note 3)......................        (343,664)      (751,162)       (85,610)
                                                   ---------------  -------------  -------------
   Net expenses...................................       9,559,148      5,953,908      4,124,624
                                                   ---------------  -------------  -------------
   Net investment income..........................      29,373,393     21,107,202     15,503,393
                                                   ---------------  -------------  -------------
Realized and unrealized gains (losses) on
 investments
   Net realized gains (losses)....................    (160,292,538)  (152,936,524)    66,816,656
   Net realized gains from in-kind redemptions....     362,543,701    695,326,216    317,689,845
   Net change in unrealized appreciation
    (depreciation) of investments.................  (1,062,847,655)   264,297,987   (175,430,055)
                                                   ---------------  -------------  -------------
   Net realized and unrealized gains (losses) on
    investments...................................    (860,596,492)   806,687,679    209,076,446
                                                   ---------------  -------------  -------------
      NET INCREASE (DECREASE) IN NET
       ASSETS RESULTING FROM
       OPERATIONS................................. $  (831,223,099) $ 827,794,881  $ 224,579,839
                                                   ===============  =============  =============

  The accompanying notes are an integral part of these financial statements.

                          MIDCAP SPDR TRUST, SERIES 1
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                      For the Year     For the Year     For the Year
                                                          Ended            Ended            Ended
                                                      September 30,    September 30,    September 30,
                                                          2001             2000             1999
                                                     ---------------  ---------------  ---------------
Increase (Decrease) in Net Assets From:
Operations:
   Net investment income............................ $    29,373,393  $    21,107,202  $    15,503,393
   Net realized gains on investments and in-kind
    redemptions.....................................     202,251,163      542,389,692      384,506,501
   Net change in unrealized appreciation
    (depreciation) on investments...................  (1,062,847,655)     264,297,987     (175,430,055)
                                                     ---------------  ---------------  ---------------
   Net increase (decrease) in net assets resulting
    from operations.................................    (831,223,099)     827,794,881      224,579,839
                                                     ---------------  ---------------  ---------------
Dividends and Distributions to Unitholders from:
   Net investment income............................     (31,014,357)     (21,632,016)     (14,594,142)
   Net realized gains...............................              --      (63,138,458)     (30,209,544)
                                                     ---------------  ---------------  ---------------
Total dividends and distributions...................     (31,014,357)     (84,770,474)     (44,803,686)
                                                     ---------------  ---------------  ---------------
Unitholder Transactions:
   Proceeds from subscriptions of MidCap SPDR
    units...........................................   3,552,958,639    3,252,766,934    2,817,298,916
   Reinvestment of dividends and distributions......         401,937        2,474,880          300,649
   Less: Redemptions of MidCap SPDR units...........  (1,774,165,755)  (2,688,723,856)  (1,925,544,656)
                                                     ---------------  ---------------  ---------------
   Increase in net assets due to unitholder
    transactions....................................   1,779,194,821      566,517,958      892,054,909
                                                     ---------------  ---------------  ---------------
Total increase......................................     916,957,365    1,309,542,365    1,071,831,062
Net Assets:
   Beginning of year................................   3,049,666,604    1,740,124,239      668,293,177
                                                     ---------------  ---------------  ---------------
   End of year (including undistributed net
    investment income of $1,774,579, $2,210,603
    and $734,593, respectively)..................... $ 3,966,623,969  $ 3,049,666,604  $ 1,740,124,239
                                                     ===============  ===============  ===============

  The accompanying notes are an integral part of these financial statements.

                          MIDCAP SPDR TRUST, SERIES 1

                             FINANCIAL HIGHLIGHTS

                        SELECTED DATA FOR A MIDCAP SPDR

                                 For the        For the        For the        For the    January 1,
                                  Year           Year           Year           Year     1997 through
                                  Ended          Ended          Ended          Ended     September
                                September      September      September      September    30, 1997
                                30, 2001       30, 2000       30, 1999       30, 1998     (Note 1)
                                ----------     ----------     ----------     ---------  ------------
Net Asset Value, Beginning of
 Period........................ $    98.86     $    71.70     $    59.20     $  64.65     $  49.79
                                ----------     ----------     ----------     --------     --------
Investment Operations:
  Net investment income........       0.67           0.75           0.73         0.57         0.35
  Net realized and unrealized
   gains (losses) on
   investments.................     (19.61)         29.18          13.95        (4.79)       14.97
                                ----------     ----------     ----------     --------     --------
  Total from Investment
   Operations..................     (18.94)         29.93          14.68        (4.22)       15.32
                                ----------     ----------     ----------     --------     --------
Less Distributions from:
  Net investment income........      (0.71)         (0.77)         (0.68)       (0.59)       (0.46)
  Net realized gains...........       0.00          (2.00)         (1.50)       (0.64)        0.00
                                ----------     ----------     ----------     --------     --------
  Total Distributions..........      (0.71)         (2.77)         (2.18)       (1.23)       (0.46)
                                ----------     ----------     ----------     --------     --------
Net Asset Value, End of
 Period........................ $    79.21     $    98.86     $    71.70     $  59.20     $  64.65
                                ==========     ==========     ==========     ========     ========
Total Investment Return........     (19.26)%        42.55%         24.72%       (6.69)%      30.87%*
Ratios and Supplemental Data
  Net assets, end of period
   (000's)..................... $3,966,624     $3,049,667     $1,740,124     $668,293     $496,736
  Ratio of expenses to average
   net assets..................       0.26%(1)       0.28%(1)       0.26%(1)     0.30%        0.39%(1)**
  Ratio of net investment
   income to average net
   assets......................       0.75%(1)       0.85%(1)       0.97%(1)     0.92%        0.98%(1)**
  Portfolio turnover rate(2)...      33.22%         29.95%         43.42%       30.80%       20.18%

--------
*  Not annualized
** Annualized
(1) Grossed up for expenses reimbursed or assumed by the Sponsor and the Trustee. Net of expenses reimbursed by the Sponsor and the Trustee, the net investment income and expenses to average net assets ratios would have been 0.76% and 0.25% for the year ended September 30, 2001, and 0.87% and 0.25% for the year ended September 30, 2000, 0.97% and 0.26% for the year ended September 30, 1999, and 1.07% and 0.29% for the period January 1, 1997 through September 30, 1997.
(2) Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions of MidCap SPDRs.

   The accompanying notes are an integral part of thse financial statments.

MIDCAP SPDR TRUST, SERIES 1
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2001

NOTE 1--ORGANIZATION

   MidCap SPDR Trust, Series 1 (the "Trust") is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940. The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, which comprise the Standard & Poor's Midcap 400 Composite Price Index (the "S&P MidCap Index"). Each unit of fractional undivided interest in the Trust is referred to as a Standard & Poor's Depository Receipt ("MidCap SPDR"). The Trust commenced operations on April 27, 1995 upon the initial issuance of 375,000 MidCap SPDRs (equivalent to 15 "Creation Units"--see Note 4) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust. Effective September 30, 1997 the fiscal year end of the Trust changed from December 31 to September 30.

NOTE 2--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The financial statements of the Trust are prepared in accordance with generally accepted accounting principles.

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

   Security Valuation--Portfolio securities are valued based on the closing sale price on the exchange which is deemed to be the principal market for the security. If no closing sale price is available, then the security is valued at the mean between the closing bid and offer prices on the exchange which is deemed to be the principal market for the security. If there are no closing bid and offer prices available, valuation will be determined by the Trustee in good faith based on available information.

   Investment Transactions--Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date.

   Distributions to Unitholders--The Trust intends to declare and distribute dividends from net investment income quarterly. The Trust will distribute net realized capital gains, if any, at least annually.

   Federal Income Tax--The Trust has qualified and intends to continue to qualify for and elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, the Trust is not subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income and capital gains, if any, the Trust is not subject to federal excise tax.

   For federal income tax purposes, the Trust has capital loss carryforward at September 30, 2001 of $188,422,955 which expires in the years 2008-2009. To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

   For federal income tax purposes, the Trust incurred approximately $124,806,106 of capital losses in the period from November 1, 2000 to September 30, 2001. These losses were deferred for tax purposes until October 1, 2001.

NOTE 3--TRANSACTIONS WITH THE TRUSTEE AND SPONSOR

   In accordance with the Trust Agreement, The Bank of New York (the "Trustee") maintains the Trust's accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including filing of all required regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities which must be delivered in exchange for the issuance of Creation Units of the Trust, and for adjusting the composition of the Trust's portfolio from time to time to conform to changes in the composition and/or weighting structure of the S&P MidCap Index. For these services, the Trustee receives a fee at the following annual rates:

                                              FEE AS A PERCENTAGE
            NET ASSET VALUE OF THE         OFNET ASSET VALUE OF THE
            TRUST                                    TRUST
            -----                          -------------------------
            $0-$500,000,000*                14/100 of 1% per annum

              $500,000,001-$1,000,000,000*  12/100 of 1% per annum
            $1,000,000,001 and above*       10/100 of 1% per annum
--------
* The fee indicated applies to that portion of the net asset value of the Trust which falls in the size category indicated.

   The Trustee voluntarily agreed to reduce its fee by $343,664 for the year ended September 30, 2001. The amount of the reduction equals the Federal Funds Rate, as published in the Wall Street Journal multiplied by each day's daily cash balance in the Trust's cash account, reduced by the amount of reserves for that account required by the Federal Reserve Board of Governors. The Trustee reserves the right to discontinue this voluntary fee reduction in the future.

   PDR Services Corporation (the "Sponsor", a wholly-owned subsidiary of the American Stock Exchange, Inc.) agreed to reimburse the Trust for, or assume, the ordinary operating expenses of the Trust which exceeded 30/100 of 1% per annum of the daily net asset value of the Trust as calculated by the Trustee. The expenses assumed by the Sponsor were none, $367,786 and $85,610 for the years ended September 30, 2001, 2000 and 1999, respectively.

   The Sponsor retains the ability to be repaid by the Trust for expenses so reimbursed or assumed to the extent that expenses fall below the expense limitation described above on any given day during the year.

NOTE 4--TRUST TRANSACTIONS IN MIDCAP SPDRS

   Transactions in MidCap SPDRs were as follows:

                                               Year Ended
                                           September 30, 2001
                                      ----------------------------
                                        MidCap
                                        SPDRs          Amount
                                      -----------  ---------------
         MidCap SPDRs sold...........  38,425,000  $ 3,552,958,639
         Dividend reinvestment MidCap
          SPDRs issued...............       4,235          401,937
         MidCap SPDRs redeemed....... (19,200,000)  (1,774,165,755)
                                      -----------  ---------------
         Net increase................  19,229,235  $ 1,779,194,821
                                      ===========  ===============

                                      Year Ended                    Year Ended
                                  September 30, 2000            September 30, 1999
                             ----------------------------  ----------------------------
                               MidCap                        MidCap
                               SPDRs          Amount         SPDRs          Amount
                             -----------  ---------------  -----------  ---------------
MidCap SPDRs sold...........  38,000,000  $ 3,252,766,934   39,175,000  $ 2,817,298,916
Dividend reinvestment MidCap
 SPDRs issued...............      29,330        2,474,880        4,158          300,649
MidCap SPDRs redeemed....... (31,450,000)  (2,688,723,856) (26,200,000)  (1,925,544,656)
                             -----------  ---------------  -----------  ---------------
Net increase................   6,579,330  $   566,517,958   12,979,158  $   892,054,909
                             ===========  ===============  ===========  ===============

   Except under the Trust's dividend reinvestment plan, MidCap SPDRs are issued and redeemed by the Trust only in Creation Unit size aggregations of 25,000 MidCap SPDRs. Such transactions are only permitted on an in-kind basis, with a separate cash payment which is equivalent to the undistributed net investment income per MidCap

SPDR and a balancing cash component to equate the transaction to the net asset value per unit of the Trust on the transaction date. Transaction fees, in the amount of the lesser of 20/100 of 1% of current market value of 1 Creation Unit or $3,000, are charged to those persons creating or redeeming Creation Units. Transaction fees are received by the Trustee and used to offset the expense of processing orders. During the year ended September 30, 2001, the Trustee earned $264,000 in transaction fees. The Trustee, in its sole discretion, may voluntarily reduce or waive its fee, or modify its transaction fee schedule, subject to certain limitations. There were no reductions or waivers for the year ended September 30, 2001.

   At September 30, 2001, the Trustee and its affiliates held 4,356,896 MidCap SPDRs, or 8.7% of fractional undivided interest in the Trust.

NOTE 5--INVESTMENT TRANSACTIONS

   For the year ended September 30, 2001, the Trust had purchases and sales of investment securities of $1,285,329,454 and $1,283,400,675, respectively. At September 30, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation was $172,804,438 and gross unrealized depreciation was $1,201,386,679, resulting in net unrealized depreciation of $1,028,582,241.

NOTE 6--FEDERAL INCOME TAX STATUS

   As of September 30, 2001, the Trust had permanent book/tax differences attributable to in-kind redemptions and non-deductible expenses. To reflect reclassifications arising from these differences, undistributed net investment income was increased by $1,204,940, accumulated net realized loss on investments was increased by $362,543,701 and additional paid in capital was increased by $361,388,761.

MIDCAP SPDR Trust, Series 1
Schedule of Investments
September 30, 2001
-----------------------------------------------------------------

            Common Stock                Shares         Value
            ------------               --------- ------------------
            Airborne, Inc.............   260,523 $     2,487,994.65
            AmeriCredit Corp.*........   448,205      14,172,242.10
            Arch Coal.................   282,852       4,412,491.20
            Affiliated Computer Svcs.*   272,178      22,158,010.98
            Acxiom Corp.*.............   483,196       4,542,042.40
            Adtran Inc.*..............   213,661       4,080,925.10
            Advent Software, Inc.*....   181,031       6,815,817.15
            American Eagle Outfitters*   377,270       7,507,673.00
            Allmerica Financial*......   285,711      12,814,138.35
            Advanced Fibre
             Communications...........   439,323       6,418,509.03
            American Financial Group
             Hldg.....................   367,402       8,156,324.40
            AGCO Corp.................   386,633       3,499,028.65
            Edwards (A.G.), Inc.......   434,985      15,272,323.35
            Apria Healthcare Group*...   291,181       7,541,587.90
            Albany International*.....   167,465       2,505,276.40
            Gallagher (Arthur J.).....   436,788      14,785,273.80
            AK Steel Hldg. Corp.......   583,684       4,932,129.80
            Albemarle Corp............   248,430       4,695,327.00
            Allete, Inc...............   445,091      11,412,133.24
            Alexander & Baldwin.......   219,380       5,135,685.80
            Alaska Air Group..........   143,397       2,863,638.09
            Ametek, Inc...............   178,583       4,693,161.24
            Abercrombie & Fitch Co.*..   536,605       9,438,881.95
            Apogent Technologies*.....   571,878      13,667,884.20
            Apollo Group*.............   630,985      26,520,299.55
            Airgas Inc.*..............   367,012       4,870,249.24
            ArvinMeritor Inc..........   356,722       5,097,557.38
            Arris Group Inc.*.........   206,702         739,993.16
            Arrow Electronics*........   534,542      11,150,546.12
            Associated Banc-Corp......   358,374      12,145,294.86
            Ascential Software Corp.*. 1,561,578       5,153,207.40
            American Standard Cos.*...   386,704      21,268,720.00
            Astoria Financial.........   265,072      15,708,166.72
            AGL Resources Ltd.........   294,582       5,882,802.54
            Atmel Corp.*.............. 2,512,659      16,784,562.12
            Avocent Corp.*............   239,234       3,559,801.92
            Avnet, Inc................   635,626      11,562,036.94
            American Water Works......   536,909      21,207,905.50
            Bandag Inc................   111,780       3,057,183.00
            Beckman Coulter Inc.......   326,378      14,442,226.50
            Borders Group*............   432,954       8,291,069.10
            Sotheby's Holdings*.......   331,924       3,979,768.76
            BJ's Wholesale Club*......   394,215      18,768,576.15
            BJ Services*..............   891,145      15,853,469.55
            Black Hills...............   140,543       4,289,372.36
            Banknorth Group Inc.......   745,668      16,643,309.76

            Common Stock                 Shares         Value
            ------------                --------- ------------------
            Barnes & Noble*............   353,115 $    12,747,451.50
            Belo Corp..................   593,395       9,518,055.80
            Banta Corp.................   133,167       3,711,364.29
            Bob Evans Farms............   188,602       3,409,924.16
            Pacific Century Financial
             Corp......................   432,911      10,117,130.07
            Bowater Inc................   300,031      13,207,364.62
            Barr Laboratories*.........   191,521      15,141,650.26
            BroadWing Inc.............. 1,181,070      18,991,605.60
            BISYS Group*...............   314,572      16,678,607.44
            Blyth Inc..................   255,010       5,072,148.90
            Borg Warner Inc............   142,471       5,741,581.30
            Cooper Cameron Corp.*......   293,093       9,613,450.40
            CBRL Group, Inc............   299,689       6,584,167.33
            Compass Bancshares.........   693,439      18,050,217.17
            Cabot Corp.................   353,635      14,110,036.50
            Cabot Microelectronics
             Corp.*....................   129,836       6,272,377.16
            Cadence Design Systems*.... 1,346,856      22,425,152.40
            CDW Computer Centers*......   475,489      17,203,192.02
            Ceridian Corp. (New)*......   789,931      11,453,999.50
            Certegy, Inc.*.............   387,727      10,065,392.92
            Atlas Air Worldwide Hldgs.*   207,032       2,039,265.20
            Church & Dwight............   210,206       5,433,825.10
            C.H. Robinson Worldwide....   458,256      13,271,093.76
            Conectiv...................   480,423      11,289,940.50
            Crompton Corporation.......   612,539       4,244,895.27
            CheckFree Corp.*...........   415,797       7,056,075.09
            Claire's Stores............   263,561       3,334,046.65
            Clayton Homes..............   746,307       9,104,945.40
            Credence Systems*..........   322,555       3,886,787.75
            Colonial BancGroup.........   599,395       7,672,256.00
            CNF Inc....................   264,309       6,034,174.47
            Cleco Corp. Hldg. Co.......   244,005       5,028,943.05
            Coach, Inc.*...............   235,654       6,247,187.54
            3Com Corp.*................ 1,831,514       6,868,177.50
            Cor Therapeutics*..........   300,583       6,802,193.29
            Covanta Energy Corp.*......   269,459       3,147,281.12
            ChoicePoint Inc.*..........   336,392      14,007,362.88
            Carpenter Technology.......   119,465       2,658,096.25
            Cirrus Logic*..............   399,799       2,966,508.58
            CSG Systems Int'l*.........   286,486      11,745,926.00
            Carlisle Companies.........   163,885       4,593,696.55
            CommScope, Inc.*...........   278,227       4,971,916.49
            Covance Inc.*..............   314,691       5,636,115.81
            Cypress Semiconductor*.....   688,126      10,225,552.36
            City National Corp.........   258,454      11,152,290.10
            Cytec Industries*..........   218,789       5,064,965.35

--------
(*) Denotes non-income producing security.

  The accompanying notes are an integral part of these financial statements.

MIDCAP SPDR Trust, Series 1
Schedule of Investments (continued)
September 30, 2001
-----------------------------------------------------------------

            Common Stock                Shares         Value
            ------------               --------- ------------------
            Cytec Corp.*..............   625,791 $    16,777,456.71
            Diebold, Inc..............   387,716      14,771,979.60
            Donaldson Co..............   239,992       6,916,569.44
            Dean Foods................   192,772       8,915,705.00
            Quest Diagnostics*........   508,931      31,401,042.70
            Dial Corp.................   513,930       8,505,541.50
            Dollar Tree Stores*.......   607,524      11,476,128.36
            Dime Bancorp Inc..........   622,103      24,461,089.96
            Dun & Bradstreet Corp.
             (New)*...................   435,277      12,187,756.00
            Dole Foods................   302,468       6,472,815.20
            DPL Incorporated..........   685,635      16,674,643.20
            DQE, Inc..................   302,668       5,823,332.32
            Dreyer's Grand Ice Cream..   154,770       4,496,068.50
            DSP Group*................   143,630       2,865,418.50
            Quantum Corp.-DSSG
             Stock*...................   818,732       6,680,853.12
            DST Systems Inc.*.........   664,015      28,718,648.75
            DeVRY Inc.*...............   377,714      13,559,932.60
            Dycom Industries*.........   230,152       2,669,763.20
            EGL Inc.*.................   257,252       2,281,825.24
            Energy East...............   630,118      12,671,672.98
            Brinker International*....   540,288      12,761,602.56
            Callaway Golf Co..........   415,694       5,320,883.20
            Emmis Communications*.....   256,152       3,693,711.84
            Energizer Holdings Inc.*..   496,664       8,254,555.68
            Equitable Resources.......   353,495      10,608,384.95
            Electronic Arts*..........   720,312      32,896,649.04
            Extended Stay America*....   502,459       7,270,581.73
            Express Scripts*..........   423,996      23,455,458.72
            ENSCO Int'l...............   752,037      10,994,780.94
            E*Trade Group*............ 1,729,189      10,461,593.45
            Entercom Communications*..   245,142       8,334,828.00
            Enterasys Networks*....... 1,022,574       6,595,602.30
            Eaton Vance...............   375,537      11,773,084.95
            Edwards Lifesciences Corp*   318,617       7,137,020.80
            Expeditors Int'l..........   281,888      13,347,396.80
            VISX Inc.*................   306,345       4,052,944.35
            Fastenal Company..........   205,467      11,707,509.66
            Furniture Brands Int'l*...   272,221       5,302,865.08
            FEI Company*..............   171,792       3,736,476.00
            First Health Group Inc.*..   528,682      15,532,677.16
            Flowserve Corp.*..........   205,380       4,056,255.00
            FirstMerit Corp...........   463,385      10,875,645.95
            Fidelity Nat'l. Fin'l.....   466,033      12,531,627.37
            Ferro Corp................   185,331       4,295,972.58
            Federal Signal............   246,469       4,347,713.16
            Forest Oil*...............   260,166       6,452,116.80

           Common Stock                  Shares          Value
           ------------                 --------- -------------------
           First Tennessee National....   695,226  $    25,723,362.00
           Fuller (H.B.) Co............    76,470        3,502,326.00
           First Virginia Banks........   250,006       11,450,274.80
           Greater Bay Bancorp.........   230,390        5,361,175.30
           Genzyme Corp.*.............. 1,049,284       47,658,479.28
           Gilead Sciences*............   512,852       28,806,896.84
           Global Marine...............   956,020       13,384,280.00
           P.H. Glatfelter Co..........   229,962        3,520,718.22
           GATX Corp...................   262,451        8,828,851.64
           Gentex Corp.*...............   403,817        9,647,188.13
           Greenpoint Financial Corp...   546,906       19,196,400.60
           Grant Prideco*..............   591,656        3,603,185.04
           Golden State Bancorp........   731,111       22,225,774.40
           GTECH Holdings Corp.*.......   162,044        5,596,999.76
           Granite Construction........   222,570        5,706,694.80
           Great Plains Energy Inc.....   338,325       18,259,400.25
           Hillenbrand Industries......   341,694        7,394,258.16
           Hanover Compressor Hldg.
            Co.*.......................   318,314        8,371,658.20
           HCC Insurance Holdings......   175,735        6,853,665.00
           Hawaiian Electric Industries   344,142        7,447,232.88
           Harte-Hanks, Inc............   856,712       14,007,241.20
           Hibernia Corp............... 1,327,240       27,553,502.40
           Health Management
            Assoc.*....................   219,488        3,873,963.20
           Horace Mann Educators.......   320,881        7,046,546.76
           HON Industries..............   666,025       12,801,000.50
           Health Net Inc.*............   274,084        7,153,592.40
           Helmerich & Payne...........   750,369       17,723,715.78
           Hormel Foods Corp...........   356,565       11,345,898.30
           Harris Corp.................   215,605        5,985,194.80
           Harsco Corp.................   230,309        8,889,927.40
           Schein (Henry) Inc.*........   590,302        9,503,862.20
           Hispanic Broadcasting*......   316,863        9,239,725.08
           Hubbell Inc. (Class B)......   272,714        6,954,207.00
           Interstate Bakeries.........   438,121       11,544,488.35
           ICN Pharmaceuticals.........   202,613        7,245,440.88
           IDACORP Inc. Hldg. Co.......   808,258       40,065,349.06
           IDEC Pharmaceuticals*.......   578,675       11,642,941.00
           Integrated Devices Tech*....   171,889        9,907,681.96
           Investors Financial Services   621,524        5,593,716.00
           IMC Global Inc..............   190,763        3,986,946.70
           Imation Corp.*..............   356,289        4,866,907.74
           INCYTE Genomics Inc.*.......   210,178        2,742,822.90
           InFocus Corp.*..............   339,013        9,231,323.99
           Int'l. Rectifier*...........   287,694       10,020,382.02
           International Speedway......   469,938        4,088,460.60
           Gartner, Inc.*..............   171,792        9,532,738.08

--------
(*) Denotes non-income producing security.
  The accompanying notes are an integral part of these financial statements.

MIDCAP SPDR Trust, Series 1
Schedule of Investments (continued)
September 30, 2001
-----------------------------------------------------------------

            Common Stock                Shares         Value
            ------------               --------- ------------------
            Investment Technology
             Group*................... 1,081,356 $    23,973,662.52
            IVAX Corp.................   191,094       2,491,865.76
            Hunt (J.B.) Transport Serv
             Inc.*....................   144,952       9,045,004.80
            Jacobs Engineering Group*.   479,107      10,870,937.83
            Henry (Jack) & Assoc......   654,830      16,691,616.70
            Jones Apparel Group*......   162,347       3,397,922.71
            Kaydon Corp...............   367,099       5,010,901.35
            Keane Inc.................   194,040       3,919,608.00
            Kelly Services............   474,427       7,809,068.42
            KEMET Corp.*..............   202,802       1,673,116.50
            Korn/Ferry International*.   334,994       8,739,993.46
            Kennametal Inc............   165,797       5,292,240.24
            LaBranche & Co.*..........   310,662       6,896,696.40
            Lancaster Colony..........   201,827       5,653,174.27
            Longs Drug Stores.........   204,633       5,566,017.60
            Lands' End................   159,271       4,602,931.90
            Lear Corporation*.........   345,940       9,347,298.80
            Lee Enterprises...........   237,327       7,516,146.09
            Lennar Corp...............   343,768      12,389,398.72
            Longview Fibre............   277,702       2,804,790.20
            Legato Systems Inc.*......   481,181       2,636,871.88
            L-3 Communications*.......   209,984      18,363,100.80
            Legg Mason................   353,224      14,044,186.24
            Lance, Inc.*..............   156,958       2,082,832.66
            Lincare Holdings..........   580,640      15,427,604.80
            Alliant Energy............   428,139      13,400,750.70
            LifePoint Hospitals*......   208,299       9,165,156.00
            Lam Research*.............   669,512      11,348,228.40
            Lattice Semiconductor*....   586,213       9,203,544.10
            LTX Corp.*................   260,610       3,546,902.10
            Leucadia National Corp....   299,527       9,345,242.40
            Lyondell Chemical Co......   636,688       7,290,077.60
            Lubrizol Corp.............   277,182       8,758,951.20
            Macromedia Inc.*..........   318,558       3,857,737.38
            Manpower Inc..............   410,533      10,809,333.89
            Mandalay Resort Group*....   409,027       6,638,508.21
            Microchip Technology*.....   710,650      19,045,420.00
            Micrel Inc.*..............   498,360       9,937,298.40
            MDU Resources.............   367,879       8,597,332.23
            Media General.............   124,204       5,385,485.44
            Mentor Graphics...........   346,113       4,769,437.14
            Mohawk Industries*........   283,166      10,406,350.50
            Marshall & Ilsley Corp....   557,586      31,609,550.34
            MIPS Technologies*........   210,861       1,265,166.00
            McCormick & Co............   372,753      17,072,087.40
            Miller (Herman)...........   411,248       8,006,998.56

          Common Stock                    Shares         Value
          ------------                   --------- ------------------
          Martin Marietta Materials.....   256,180      10,019,199.80
          Millennium Pharmaceuticals*... 1,178,774 $    20,935,026.24
          The MONY Group................   268,446       8,890,931.52
          Modine Mfg....................   178,892       4,397,165.36
          Modis Professional Svc.*......   529,348       2,117,392.00
          Mercantile Bankshares.........   385,464      15,302,920.80
          M&T Bank Corp.................   525,487      38,886,038.00
          Montana Power.................   562,016       2,950,584.00
          Minerals Technologies.........   105,953       3,998,666.22
          MasTec Inc.*..................   258,801       1,319,885.10
          Murphy Oil....................   244,113      17,664,016.68
          Macrovision Corp.*............   271,371       7,709,650.11
          Mylan Laboratories............   676,607      22,070,920.34
          National Instruments*.........   275,395       7,207,087.15
          Noble Affiliates..............   306,448       9,496,823.52
          National Commerce Fin'l....... 1,111,554      29,011,559.40
          NCO Group Inc.*...............   139,455       1,907,744.40
          IndyMac Bancorp*..............   330,532       8,960,722.52
          Nordson Corporation...........   176,428       3,854,951.80
          Network Associates Inc.*......   740,139       9,540,391.71
          Neuberger Berman Inc..........   397,795      13,875,089.60
          Newport Corporation...........   196,829       2,775,288.90
          North Fork Bancorp............   876,284      26,060,686.16
          National Fuel Gas.............   428,589       9,870,404.67
          Neiman-Marcus Group 'A'.......   258,178       6,312,452.10
          Newport News Shipbuilding.....   191,695      12,881,904.00
          National-Oilwell Inc.*........   437,947       6,350,231.50
          NSTAR.........................   287,212      12,034,182.80
          Northeast Utilities...........   774,870      14,513,315.10
          NVIDIA Corp.*.................   757,344      20,804,239.68
          Ohio Casualty*................   325,333       4,226,075.67
          Omnicare, Inc.................   504,198      11,006,642.34
          Ocean Energy Inc. (New).......   922,096      15,030,164.80
          OGE Energy Corp...............   422,003       9,229,205.61
          Oxford Health Plans*..........   534,098      15,168,383.20
          ONEOK Inc.....................   322,159       5,334,953.04
          Olin Corp.....................   235,226       3,457,822.20
          Old Republic Int'l............   642,049      16,828,104.29
          Overseas Shipholding Group....   185,093       4,072,046.00
          Outback Steakhouse*...........   412,223      10,557,031.03
          PepsiAmericas, Inc............   846,346      12,652,872.70
          Potlatch Corp.................   153,243       4,136,028.57
          Precision Castparts...........   277,388       6,158,013.60
          Patterson Dental*.............   365,653      13,477,969.58
          Pride International (New)*....   716,467       7,451,256.80
          Protein Design Labs*..........   236,613      11,175,231.99
          Provident Financial Group Inc.   264,736       6,684,584.00
          PacifiCare Health Sys.*.......   182,277       2,294,867.43

--------
(*) Denotes non-income producing security.
  The accompanying notes are an integral part of these financial statements.

MIDCAP SPDR Trust, Series 1
Schedule of Investments (continued)
September 30, 2001
-----------------------------------------------------------------

            Common Stock                 Shares         Value
            ------------                --------- ------------------
            Packaging Corp. of
             America*..................   576,963 $     8,914,078.35
            Six Flags Inc..............   497,645       6,086,198.35
            Protective Life Corp.......   371,242      10,766,018.00
            Polycom Inc.*..............   449,385      10,951,512.45
            Plantronics Inc.*..........   262,072       4,468,327.60
            Plexus Corp.*..............   224,054       5,283,193.32
            PMI Group Inc..............   240,176      14,984,580.64
            Public Service of New
             Mexico....................   211,852       5,340,788.92
            Pentair Corp...............   265,484       8,168,942.68
            Potomac Electric Power.....   589,766      12,951,261.36
            Catalina Marketing*........   300,854       8,423,912.00
            Park Place Entertainment*.. 1,606,101      11,772,720.33
            Price Communications*......   298,525       5,059,998.75
            Perrigo Co.*...............   397,995       6,029,624.25
            Puget Energy, Inc.
             (Hldg. Co.)...............   466,656      10,028,437.44
            Payless ShoeSource Inc.
             Hldg.*....................   120,093       6,581,096.40
            Powerwave Technologies*....   346,600       4,131,472.00
            Quanta Services*...........   323,367       4,607,979.75
            Pioneer Natural Resources..   532,018       7,570,616.14
            Pittston Brink's Group.....   280,355       5,074,425.50
            Pennzoil-Quaker State (New)   428,009       4,785,140.62
            Papa John's Int'l.*........   121,545       3,166,247.25
            Rational Software.*........ 1,100,701       9,532,070.66
            Readers Digest Assoc.......   555,257      10,211,176.23
            Ruddick Corp...............   250,645       3,834,868.50
            Radian Group...............   502,351      19,340,513.50
            Everest Re Group...........   249,778      16,160,636.60
            Retek Inc.*................   263,675       3,327,578.50
            Reynolds & Reynolds........   397,140       9,253,362.00
            RF Micro Devices, Inc.*....   883,330      14,663,278.00
            RJ Reynolds Tobacco Hldgs..   547,491      31,283,635.74
            Rollins, Inc...............   163,441       2,541,507.55
            Ross Stores................   436,236      12,759,903.00
            RPM Inc....................   553,546       5,231,009.70
            RSA Security Inc.*.........   309,584       4,167,000.64
            Roslyn Bancorp.............   498,836       9,233,454.36
            Rayonier Inc...............   147,031       5,950,344.57
            SCANA Corp. (New)..........   567,177      14,394,952.26
            Scholastic Corp.*..........   190,314       8,278,659.00
            SCI Systems Inc.*..........   796,305      14,333,490.00
            SunGard Data Systems*...... 1,454,304      33,987,084.48
            SEI Corp...................   587,778      18,808,896.00
            Sepracor Inc.*.............   421,505      15,132,029.50
            StanCorp Financial Group...   165,623       8,016,153.20

             Common Stock               Shares         Value
             ------------              --------- ------------------
             Schulman (A.), Inc.......   157,976 $     1,619,254.00
             Smith International......   273,884       9,969,377.60
             Silicon Valley Bancshares   267,238       5,398,207.60
             The J.M. Smucker Co......   131,391       3,370,179.15
             Saks Incorporated*.......   768,208       3,841,040.00
             Sylvan Learning Systems*.   204,709       4,687,836.10
             Semtech Corp.*...........   374,757      10,635,603.66
             SanDisk Corp.*...........   368,128       3,629,742.08
             Synopsys Inc.*...........   330,499      13,256,281.84
             Solutia Inc..............   560,933       6,955,569.20
             Sonoco Products..........   515,468      12,113,498.00
             Sovereign Bancorp........ 1,336,571      12,697,424.50
             SPX Corp.................   214,874      17,813,054.60
             Sequa Corp...............    56,204       2,542,668.96
             Sensormatic Electronics*.   429,948      10,138,173.84
             Sierra Pacific Resources
              (New)...................   536,075       8,094,732.50
             Stewart & Stevenson
              Services................   152,934       3,682,650.72
             STERIS Corp.*............   371,523       7,304,142.18
             Storage Technology*......   563,153       7,067,570.15
             Questar Corp.............   437,698       8,832,745.64
             Superior Industries......   140,310       4,659,695.10
             Swift Transportation*....   453,068       8,019,303.60
             Sensient Technologies....   258,768       4,820,847.84
             Sybase Inc.*.............   552,495       5,138,203.50
             Sykes Enterprises*.......   215,724       1,203,739.92
             Symantec Corp.*..........   409,683      14,203,709.61
             Suiza Foods Corp.*.......   148,927       9,403,250.78
             TCF Financial............   426,000      19,621,560.00
             Telephone & Data Systems.   317,572      29,947,039.60
             Tidewater Inc............   327,884       8,751,223.96
             TECO Energy..............   734,853      19,914,516.30
             Tech Data Corp.*.........   291,788      11,058,765.20
             Tecumseh Products Co.....   100,591       4,579,908.23
             Teleflex.................   208,705       7,803,479.95
             Trigon Healthcare Inc.*..   197,116      12,911,098.00
             The Timber Co............   436,550      15,811,841.00
             TriQuint Semiconductor*..   699,331      11,182,302.69
             Tootsie Roll.............   273,537      10,465,525.62
             Triad Hospitals*.........   382,555      13,542,447.00
             Trinity Industries.......   199,537       4,319,976.05
             Transaction Systems
              Architects*.............   198,318       1,245,437.04
             Tyson Foods.............. 1,878,603      18,823,602.06
             Titan Corp.*.............   331,398       6,495,400.80
             TranSwitch Corp.*........   460,644       1,409,570.64
             UCAR International*......   294,669       2,622,554.10

--------
(*) Denotes non-income producing security.
  The accompanying notes are an integral part of these financial statements.

MIDCAP SPDR Trust, Series 1
Schedule of Investments (continued)
September 30, 2001
-----------------------------------------------------------------

            Common Stock                Shares          Value
            ------------              ----------- ------------------
            UtiliCorp United.........     615,344 $    17,235,785.44
            Ultramar Diamond
             Shamrock................     387,121      18,558,580.74
            Unifi, Inc...............     290,732       2,384,002.40
            United Rentals*..........     379,582       6,581,951.88
            Unitrin, Inc.............     365,555      13,971,512.10
            Universal Corp...........     147,838       4,933,354.06
            Valspar Corp.............     263,242       8,802,812.48
            Valassis Communication...     289,096       9,225,053.36
            Valero Energy............     331,707      11,642,915.70
            Varco International
             (New)*..................     518,046       6,257,995.68
            Vertex Pharmaceuticals*..     402,458       7,260,342.32
            Vishay Intertechnology*..     746,908      13,743,107.20
            Vectren Corporation......     366,736       8,211,219.04
            Viad Corp................     476,588       9,140,957.84
            Westamerica Bancorp......     192,919       6,954,729.95
            Waters Corporation*......     706,534      25,272,721.18
            Webster Financial Corp...     266,789       8,793,365.44
            Wisconsin Central Trans.*     251,295       4,292,118.60
            Wallace Computer
             Services................     221,839       3,527,240.10
            Waddell & Reed Financial.     431,589      11,221,314.00
            Wisconsin Energy.........     637,950      14,353,875.00
            Weatherford Int'l. Inc.*.     615,783      15,708,624.33
            WGL Holdings, Inc........     251,863       6,772,596.07
            Western Gas Resources....     176,000       4,581,280.00
            Wind River Systems*......     424,386       4,456,053.00
            Wilmington Trust Corp....     175,930       9,711,336.00
            Wausau-Mosinee Paper.....     278,725       3,261,082.50
            Westwood One, Inc.*......     584,394      13,002,766.50
            Washington Post..........      51,368      26,701,086.40
            Western Resources........     381,895       6,320,362.25
            Williams-Sonoma Inc.*....     306,302       7,293,050.62
            Dentsply Int'l...........     280,285      12,876,292.90
            York International.......     208,034       5,958,093.76
                                      ----------- ------------------
            Totals................... 167,374,465 $ 3,967,363,360.87
                                      =========== ==================

--------
(*) Denotes non-income producing security.

  The accompanying notes are an integral part of these financial statements.

                                   THE TRUST

   The Trust, an exchange traded fund or "ETF", is a registered investment company which both (a) continuously issues and redeems "in-kind" its shares, known as MidCap SPDRs, only in large lot sizes called Creation Units at their once-daily NAV and (b) lists MidCap SPDRs individually for trading on the American Stock Exchange at prices established throughout the trading day, like any other listed equity security trading in the secondary market on the Exchange.

Creation of Creation Units

   Portfolio Deposits may be made through the MidCap SPDR Clearing Process or outside the MidCap SPDR Clearing Process only by a person who executed a Participant Agreement with the Distributor and the Trustee. The Distributor shall reject any order that is not submitted in proper form. A creation order is deemed received by the Distributor on the date on which it is placed ("Transmittal Date") if (a) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The Transaction Fee is charged at the time of creation of a Creation Unit, and an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged for creations outside the MidCap SPDR Clearing Process, in part due to the increased expense associated with settlement.

   The Trustee, at the direction of the Sponsor, may increase*, reduce or waive the Transaction Fee (and/or the additional amounts charged in connection with creations and/or redemptions outside the MidCap SPDR Clearing Process) for certain lot-size creations and/or redemptions of Creation Units. The Sponsor has the right to vary the lot-size of Creation Units subject to such an increase, a reduction or waiver. The existence of any such variation shall be disclosed in the current MidCap SPDR Prospectus.

   The Trustee makes available to NSCC** before the commencement of trading on each Business Day a list of the names and required number of shares of each Index Security in the current Portfolio Deposit as well as the amount of the Dividend Equivalent Payment for the previous Business Day. The identity and weightings of the Index Securities to be delivered as part of a Portfolio Deposit are determined daily,
--------
*  Such increase is subject to the 20 Basis Point Limit
** As of December 31, 2001, the Depository Trust and Clearing Corporation
   ("DTCC") owned 100% of the issued and outstanding shares of common stock of NSCC. Also, as of such date, the National Association of Securities Dealers, Inc., the parent company of the Exchange, owned 4.3941% of the issued and outstanding shares of common stock of DTCC ("DTCC Shares"), the Exchange owned 4.3941% of DTCC Shares, the American Stock Exchange Clearing Corporation LLC, a wholly-owned subsidiary of the Exchange, owned .00189% of DTCC Shares and the Trustee owned 5.80% of DTCC Shares.

reflect the relative weighting of the current S&P MidCap 400 Index and, together with the Cash Component, have a value equal to the NAV of the Trust on a per Creation Unit basis at the close of business on the day of the creation request. The identity of each Index Security required for a Portfolio Deposit, as in effect on September 30, 2001, is set forth in the above Schedule of Investments. The Sponsor makes available (a) on each Business Day, the Dividend Equivalent Payment effective through and including the previous Business Day, per outstanding MidCap SPDR, and (b) every 15 seconds throughout the day at the Exchange a number representing, on a per MidCap SPDR basis, the sum of the Dividend Equivalent Payment effective through and including the previous Business Day, plus the current value of the stock portion of a Portfolio Deposit as in effect on such day (which value occasionally includes a cash in lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit. This information is calculated based upon the best information available to the Sponsor and may be calculated by other persons designated to do so by the Sponsor. The inability of the Sponsor to provide such information will not in itself result in a halt to the trading of MidCap SPDRs on the Exchange.

   Upon receipt of one or more Portfolio Deposits, following placement with the Distributor of an order to create MidCap SPDRs, the Trustee (a) delivers one or more Creation Units to DTC, (b) removes the MidCap SPDR position from its account at DTC and allocates it to the account of the DTC Participant acting on behalf of the investor creating Creation Unit(s), (c) increases the aggregate value of the Portfolio, and (d) decreases the fractional undivided interest in the Trust represented by each MidCap SPDR.

   Under certain circumstances (a) a portion of the stock portion of a Portfolio Deposit may consist of contracts to purchase certain Index Securities or (b) a portion of the Cash Component may consist of cash in an amount required to enable the Trustee to purchase such Index Securities. If there is a failure to deliver Index Securities that are the subject of such contracts to purchase, the Trustee will acquire such Index Securities in a timely manner. To the extent the price of any such Index Security increases or decreases between the time of creation and the time of its purchase and delivery, MidCap SPDRs will represent fewer or more shares of such Index Security. Therefore, price fluctuations during the period from the time the cash is received by the Trustee to the time the requisite Index Securities are purchased and delivered will affect the value of all MidCap SPDRs.

Procedures for Creation of Creation Units

   All creation orders must be placed in Creation Units and must be received by the Distributor by no later than the closing time of the regular trading session on the New York Stock Exchange, Inc. ("Closing Time") (ordinarily 4:00 p.m. New York time), in each case on the date such order is placed in order for creation to be effected based on the NAV of the Trust as determined on such date. Orders must be transmitted by telephone or other transmission method acceptable to the Distributor and Trustee, pursuant to procedures set forth in the Participant Agreement and described in this prospectus. Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, the Trustee, a Participating Party or a DTC Participant.

   MidCap SPDRs may be created in advance of receipt by the Trustee of all or a portion of the Portfolio Deposit. In these circumstances, the initial deposit has a value greater than the NAV of the MidCap SPDRs on the date the order is placed provided in proper form, because in addition to available Index Securities, cash collateral must be deposited with the Trustee in an amount equal to the sum of (a) the Cash Component, plus (b) 115% of the market value of the undelivered Index Securities ("Additional Cash Deposit"). The Trustee holds such Additional Cash Deposit as collateral in an account separate and apart from the Trust. The order is deemed received on the Business Day on which the order is placed if the order is placed in proper form before the Closing Time, on such date and federal funds in the appropriate amount are deposited with the Trustee by 11:00 a.m., New York time, the next Business Day.

   If the order is not placed in proper form by the Closing Time or federal funds in the appropriate amount are not received by 11:00 a.m., the next Business Day, the order may be deemed to be rejected and the investor shall be liable to the Trust for any losses, resulting therefrom. An additional amount of cash must be deposited with the Trustee, pending delivery of the missing Index Securities to the extent necessary to maintain the Additional Cash Deposit with the Trustee in an amount at least equal to 115% of the daily mark-to-market value of the missing Index Securities. If missing Index Securities are not received by 1:00 p.m., New York time, on the third Business Day following the day on which the purchase order is deemed received and if a mark-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trustee may use the Additional Cash Deposit to purchase the missing Index Securities. The Trustee will return any unused portion of the Additional Cash Deposit once all of the missing Index Securities have been properly received or purchased by the Trustee and deposited into the Trust.

   In addition, a transaction fee of $4,000 is charged in all cases. The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received. The Participant Agreement for any Participating Party intending to follow these procedures will contain terms and conditions permitting the Trustee to buy the missing portion(s) of the Portfolio Deposit at any time and will subject the Participating Party to liability for any shortfall between the cost to the Trust of purchasing such stocks and the value of such collateral. The Participating Party is liable to the Trust for the costs incurred by the Trust in connection with any such purchases. The Trust will have no liability for any such shortfall.

   All questions as to the number of shares of each Index Security, the amount of the Cash Component and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any Index Securities to be delivered are determined by the Trustee. The Trustee may reject a creation order if (a) the depositor or group of depositors, upon obtaining the MidCap SPDRs ordered, would own 80% or more of the current outstanding MidCap SPDRs, (b) the Portfolio Deposit is not in proper form; (c) acceptance of the Portfolio Deposit would have certain adverse tax consequences; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise have an adverse effect on the Trust or the rights of Beneficial Owners; or (f) circumstances outside the control of the Trustee make it for all practical purposes impossible to process creations of MidCap SPDRs. The Trustee and the Sponsor are under no duty to give notification of any defects or irregularities in the delivery of Portfolio Deposits or any component thereof and neither of them shall incur any liability for the failure to give any such notification.

Placement of Creation Orders Using MidCap SPDR Clearing Process

   Creation Units created through the MidCap SPDR Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Trustee to transmit to the Participating Party such trade instructions as are necessary to effect the creation order. Pursuant to the trade instructions from the Trustee to NSCC, the Participating Party agrees to transfer the requisite Index Securities (or contracts to purchase such Index Securities that are expected to be delivered through the MidCap SPDR Clearing Process in a "regular way" manner by the third NSCC Business Day) and the Cash Component to the Trustee, together with such additional information as may be required by the Trustee.

Placement of Creation Orders Outside MidCap SPDR Clearing Process

   Creation Units created outside the MidCap SPDR Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement and has stated in its order that it is not using the MidCap SPDR Clearing Process and that creation will instead be effected through a transfer of stocks and cash. The requisite number of Index Securities must be delivered through DTC to the account of the Trustee by no later than 11:00 a.m. of the next Business Day immediately following the Transmittal Date. The Trustee, through the Federal Reserve Bank wire transfer system, must receive the Cash Component no later than 1:00 p.m. on the next Business Day immediately following the Transmittal Date. If the Trustee does not receive both the requisite Index Securities and the Cash Component in a timely fashion, the order will be cancelled. Upon written notice to the Distributor, the cancelled order may be resubmitted the following Business Day using a Portfolio Deposit as newly constituted to reflect the current NAV of the Trust. The delivery of MidCap SPDRs so created will occur no later than the third (3rd) Business Day, following the day on which the creation order is deemed received by the Distributor.

Securities Depository; Book-Entry-Only System

   DTC acts as securities depository for MidCap SPDRs. MidCap SPDRs are represented by a single global security, registered in the name of Cede & Co., as nominee for DTC and deposited with, or on behalf of, DTC.

   DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTC.* Access to DTC system also is available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").

   Upon the settlement date of any creation, transfer or redemption of MidCap SPDRs, DTC credits or debits, on its book-entry registration and transfer system, the amount of MidCap SPDRs so created, transferred or redeemed to the accounts of the appropriate DTC Participants. The accounts to be credited and charged are designated by the Trustee to NSCC, in the case of a creation or redemption through the MidCap SPDR Clearing Process, or by the Trustee and the DTC Participant, in the case of a creation or redemption outside of the MidCap SPDR Clearing Process. Beneficial ownership of MidCap SPDRs is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in MidCap SPDRs (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners are expected to receive from or through the DTC Participant a written confirmation relating to their purchase of MidCap SPDRs. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in MidCap SPDRs.
--------
* As of December 31, 2001, DTC owned 100% of the issued and outstanding shares of the common stock of DTC.

   As long as Cede & Co., as nominee of DTC, is the registered owner of MidCap SPDRs, references to the registered or record owner of MidCap SPDRs shall mean Cede & Co. and shall not mean the Beneficial Owners of MidCap SPDRs. Beneficial Owners of MidCap SPDRs are not entitled to have MidCap SPDRs registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered the record or registered holders thereof under the Trust Agreement. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights under the Trust Agreement.

   The Trustee recognizes DTC or its nominee as the owner of all MidCap SPDRs for all purposes except as expressly set forth in the Trust Agreement. Pursuant to the agreement between the Trustee and DTC ( "Depository Agreement"), DTC is required to make available to the Trustee upon request and for a fee to be charged to the Trust a listing of the MidCap SPDR holdings of each DTC Participant. The Trustee inquires of each such DTC Participant as to the number of Beneficial Owners holding MidCap SPDRs, directly or indirectly, through the DTC Participant. The Trustee provides each such DTC Participant with copies of such notice, statement or other communication, in the form, number and at the place as the DTC Participant may reasonably request, in order that the notice, statement or communication may be transmitted by the DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the Trust pays to each such DTC Participant a fair and reasonable amount as reimbursement for the expense attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

   Distributions are made to DTC or its nominee, Cede & Co. DTC or Cede & Co., upon receipt of any payment of distributions in respect of MidCap SPDRs, is required immediately to credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in MidCap SPDRs, as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of MidCap SPDRs held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants. Neither the Trustee nor the Sponsor has or will have any responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in MidCap SPDRs, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

   DTC may discontinue providing its service with respect to MidCap SPDRs at any time by giving notice to the Trustee and the Sponsor and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trustee and the Sponsor shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to terminate the Trust.

                          REDEMPTION OF MIDCAP SPDRs

   MidCap SPDRs are redeemable only in Creation Units. Creation Units are redeemable in kind only and are not redeemable for cash except as described under "Summary--Highlights--Termination of the Trust."

Procedure for Redemption of Creation Units

   Redemption orders must be placed with a Participating Party (for redemptions through the MidCap SPDR Clearing Process) or DTC Participant (for redemptions outside the SPDR Clearing Process), as applicable, in the form required by such Participating Party or DTC Participant. A particular broker may not have executed a Participant Agreement, and redemption orders may have to be placed by the broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Redeemers should afford sufficient time to permit (a) proper submission of the order by a Participating Party or DTC Participant to the Trustee and (b) the receipt of the MidCap SPDRs to be redeemed and any Excess Cash Amounts by the Trustee in a timely manner. Orders for redemption effected outside the MidCap SPDR Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the MidCap SPDR Clearing Process. These deadlines vary by institution. Persons redeeming outside the SPDR Clearing Process are required to transfer MidCap SPDRs through DTC and the Excess Cash amounts, if any, through the Federal Reserve Bank wire transfer system in a timely manner.

   Requests for redemption may be made on any Business Day to the Trustee and not to the Distributor. In the case of redemptions made through the MidCap SPDR Clearing Process, the Transaction Fee is deducted from the amount delivered to the redeemer. In the case of redemptions outside the MidCap SPDR Clearing Process, the Transaction Fee plus an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit per Creation Unit redeemed, and such amount is deducted from the amount delivered to the redeemer.

   The Trustee transfers to the redeeming Beneficial Owner via DTC and the relevant DTC Participant(s) a portfolio of stocks for each Creation Unit delivered, generally identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect (a) on the date a request for redemption is deemed received by the Trustee or (b) in the case of the termination of the Trust, on the date that notice of the termination of the Trust is given. The Trustee also transfers via the relevant DTC Participant(s) to the redeeming Beneficial Owner a "Cash Redemption Payment," which on any given Business Day is an amount identical to the amount of the Cash Component and is equal to a proportional amount of the following: dividends on the Portfolio Securities for the period through the date of redemption, net of expenses and liabilities for such period including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted if any, and (ii) accrued fees of the Trustee and other expenses of the Trust, as if the Portfolio Securities had been held for the entire accumulation period for such distribution, plus or minus the Balancing Amount. The redeeming Beneficial Owner must deliver to the Trustee any amount by which the amount payable to the Trust by such Beneficial Owner exceeds the amount of the Cash Redemption Payment ("Excess Cash Amounts"). For redemptions through the MidCap SPDR Clearing Process, the Trustee effects a transfer of the Cash Redemption Payment and stocks to the redeeming Beneficial Owner by the third (3rd) NSCC Business Day following the date on which request for redemption is deemed received. For redemptions outside the MidCap SPDR Clearing Process, the Trustee transfers the Cash Redemption Payment and the stocks to the redeeming Beneficial Owner by the third (3rd) Business Day following the date on which the request for redemption is deemed received. The Trustee will cancel all MidCap SPDRs delivered upon redemption.

   If the Trustee determines that an Index Security is likely to be unavailable or available in insufficient quantity for delivery by the Trust upon redemption, the Trustee may elect to deliver the cash equivalent value of any such Index Securities, based on its market value as of the Evaluation Time on the date such redemption is deemed received by the Trustee as a part of the Cash Redemption Payment in lieu thereof.

   If a redeemer is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may elect to deliver the cash equivalent value based on the market value of any such Index Securities as of the Evaluation Time on the date of the redemption as a part of the Cash Redemption Payment in lieu thereof. In such case, the investor will pay the Trustee the standard Transaction Fee, and may pay an additional amount equal to the actual amounts incurred in connection with such transaction(s) but in any case not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

   The Trustee, upon the request of a redeeming investor, may elect to redeem Creation Units in whole or in part by providing such redeemer with a portfolio of stocks differing in exact composition from Index Securities but not differing in NAV from the then-current Portfolio Deposit. Such a redemption is likely to be made only if it were determined that it would be appropriate in order to maintain the Trust's correspondence to the composition and weighting of the S&P MidCap 400 Index.

   The Trustee may sell Portfolio Securities to obtain sufficient cash proceeds to deliver to the redeeming Beneficial Owner. To the extent cash proceeds are received by the Trustee in excess of the required amount, such cash proceeds shall be held by the Trustee and applied in accordance with the guidelines applicable to Misweighting.

   All redemption orders must be transmitted to the Trustee by telephone or other transmission method acceptable to the Trustee so as to be received by the Trustee not later than the Closing Time on the Transmittal Date, pursuant to procedures set forth in the Participant Agreement. Severe economic or market disruption or changes, or telephone or other communication failure, may impede the ability to reach the Trustee, a Participating Party, or a DTC Participant.

   The calculation of the value of the stocks and the Cash Redemption Payment to be delivered to the redeeming Beneficial Owner is made by the Trustee according to the procedures set forth under "Valuation" and is computed as of the Evaluation Time on the Business Day on which a redemption order is deemed received by the Trustee. Therefore, if a redemption order in proper form is submitted to the Trustee by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite MidCap SPDRs are delivered to the Trustee prior to DTC Cut-Off Time on such Transmittal Date, then the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner is determined by the Trustee as of the Evaluation Time on such Transmittal Date. If, however, a redemption order is submitted not later than the Closing Time on a Transmittal Date but either (a) the requisite MidCap SPDRs are not delivered by DTC Cut-Off Time on the next Business Day immediately following such Transmittal Date or (b) the redemption order is not submitted in proper form, then the redemption order is not deemed received as of such Transmittal Date. In such case, the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner is computed as of the Evaluation Time on the Business Day that such order is deemed received by the Trustee, i.e., the Business Day on which the MidCap SPDRs are delivered through DTC to the Trustee by DTC Cut-Off Time on such Business Day pursuant to a properly submitted redemption order.

   The Trustee may suspend the right of redemption, or postpone the date of payment of the NAV for more than five (5) Business Days following the date on which the request for redemption is deemed received by the Trustee (a) for any period during which the New York Stock Exchange is closed, (b) for any period during which an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable, (c) or for such other period as the SEC may by order permit for the protection of Beneficial Owners. Neither the Sponsor nor the Trustee is liable to any person or in any way for any loss or damages that may result from any such suspension or postponement.

Placement of Redemption Orders Using MidCap SPDR Clearing Process

   A redemption order made through the MidCap SPDR Clearing Process is deemed received on the Transmittal Date if (a) such order is received by the Trustee not later than the Closing Time on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The order is effected based on the NAV of the Trust as determined as of the Evaluation Time on the Transmittal Date. A redemption order made through the MidCap SPDR Clearing Process and received by the Trustee after the Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date. The Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party's redemption order. Pursuant to such trade instructions from the Trustee to NSCC, the Trustee transfers the requisite stocks (or contracts to purchase such stocks which are expected to be delivered in a "regular way" manner) by the third (3rd) NSCC Business Day following the date on which the request for redemption is deemed received, and the Cash Redemption Payment.

Placement of Redemption Orders Outside MidCap SPDR Clearing Process

   A DTC Participant who wishes to place an order for redemption of MidCap SPDRs to be effected outside the SPDR Clearing Process need not be a Participating Party, but its order must state that the DTC Participant is not using the MidCap SPDR Clearing Process and that redemption will instead be effected through transfer of MidCap SPDRs directly through DTC. An order is deemed received by the Trustee on the Transmittal Date if (a) such order is received by the Trustee not later than the Closing Time on such Transmittal Date, (b) such order is preceded or accompanied by the requisite number of MidCap SPDRs specified in such order, which delivery must be made through DTC to the Trustee no later than 11:00 a.m. on the next Business Day immediately following such Transmittal Date ("DTC Cut-Off Time") and (iii) all other procedures set forth in the Participant Agreement are properly followed. Any Excess Cash Amounts owed by the Beneficial Owner must be delivered no later than 2:00 p.m. on the next Business Day immediately following the Transmittal Date.

   The Trustee initiates procedures to transfer the requisite stocks (or contracts to purchase such stocks that are expected to be delivered within three Business Days and the Cash Redemption Payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date.

                                 THE PORTFOLIO

   Because the objective of the Trust is to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P MidCap 400 Index, the Portfolio at any time will consist of as many of Index Securities as is practicable. It is anticipated that cash or cash items (other than dividends held for distribution) normally would not be a substantial part of the Trust's net assets. Although the Trust may at any time fail to own certain of Index Securities, the Trust will be substantially invested in Index Securities and the Sponsor believes that such investment should result in a close correspondence between the investment performance of the S&P MidCap 400 Index and that derived from ownership of MidCap SPDRs.

Portfolio Securities Conform to the S&P MidCap 400 Index

   The S&P MidCap 400 Index is a capitalization-weighted index of 400 securities calculated under the auspices of the S&P Committee of S&P. At any moment in time, the value of the S&P MidCap 400 Index equals the aggregate market value of the total shares outstanding in each of the component 400 Index Securities, evaluated at their respective last sale prices on the NYSE, AMEX, or NASDAQ, divided by a scaling factor ("divisor") which yields a resulting index value in the reported magnitude.

   Periodically (typically, several times per quarter), S&P may determine that total shares outstanding have changed in one or more component Index Securities due to secondary offerings, repurchases, conversions or other corporate actions. Additionally, the S&P Committee may periodically (ordinarily, several times per quarter) replace one or more component securities in the S&P MidCap 400 Index due to mergers, acquisitions, bankruptcies or other market conditions, or if the issuers of such component securities fail to meet the criteria for inclusion in the S&P MidCap 400 Index. In 2001 there were 54 company changes to the MidCap Index. Ordinarily, whenever there is a change in shares outstanding or a change in a component security of the S&P MidCap 400 Index, S&P adjusts the divisor to ensure that there is no discontinuity in the value of the S&P MidCap 400 Index.

   The Trust is not managed and therefore the adverse financial condition of an issuer does not require the sale of stocks from the Portfolio. The Trustee on a non-discretionary basis adjusts the composition of the Portfolio to conform to changes in the composition and/or weighting structure of Index Securities. To the extent that the method of determining the S&P MidCap 400 Index is changed by S&P in a manner that would affect the adjustments provided for herein, the Trustee and the Sponsor have the right to amend the Trust Agreement, without the consent of DTC or Beneficial Owners, to conform the adjustments to such changes and to maintain the objective of tracking the S&P MidCap 400 Index.

   The Trustee aggregates certain of these adjustments and makes conforming changes to the Portfolio at least monthly. The Trustee directs its stock transactions only to brokers or dealers, which may include affiliates of the Trustee from whom it expects to obtain the most favorable prices or execution of orders. Adjustments are made more frequently in the case of significant changes to the S&P MidCap 400 Index. Specifically, the Trustee is required to adjust the composition of the Portfolio whenever there is a change in the identity of any Index Security (i.e., a substitution of one security for another) within three (3) Business Days before or after the day on which the change is scheduled to take effect. If the transaction costs incurred by the Trust in adjusting the Portfolio would exceed the expected variation between the composition of the Portfolio and the S&P MidCap 400 Index ("Misweighting"), it may not be efficient identically to replicate the share composition of the S&P MidCap 400 Index. Minor Misweighting generally is permitted within the guidelines set forth below. The Trustee is required to adjust the composition of the Portfolio at any time that the weighting of any stock in the Portfolio varies in excess of one hundred and fifty percent (150%) of a specified percentage, which percentage varies from 25/100 of 1% to 2/100 of 1%, depending on the NAV of the Trust (in each case, "Misweighting Amount"), from the weighting of the Index Security in the S&P MidCap 400 Index.

   The Trustee examines each stock in the Portfolio on each Business Day, comparing its weighting to the weighting of the corresponding Index Security, based on prices at the close of the market on the preceding Business Day (a "Weighting Analysis"). If there is a Misweighting in any stock in the Portfolio in excess of one hundred and fifty percent (150%) of the applicable Misweighting Amount, the Trustee calculates an adjustment to the Portfolio in order to bring the Misweighting within the Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. Also, on a monthly basis, the Trustee performs a Weighting Analysis for each stock in the Portfolio, and in any case where there exists a Misweighting exceeding one hundred percent (100%) of the applicable Misweighting Amount, the Trustee calculates an adjustment to the Portfolio in order to bring the Misweighting within the applicable Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. In the case of any adjustment to the Portfolio because of a Misweighting, the purchase or sale of stock necessitated by the adjustment is made within three (3) Business Days of the day on which such Misweighting is determined. In addition to the foregoing adjustments, the Trustee may make additional periodic adjustments to Portfolio Securities that may be misweighted by an amount within the applicable Misweighting Amount.

   The foregoing guidelines with respect to Misweighting also apply to any Index Security that (a) is likely to be unavailable for delivery or available in insufficient quantity for delivery or (b) cannot be delivered to the Trustee due to restrictions prohibiting a creator from engaging in a transaction involving such Index Security. Upon receipt of an order for a Creation Unit that involves such an Index Security, the Trustee determines whether the substitution of cash for the stock would cause a Misweighting in the Portfolio. If a Misweighting results, the Trustee will purchase the required number of shares of the Index Security on the opening of the market on the following Business Day. If a Misweighting does not result and the Trustee does not hold cash in excess of the permitted amounts, the Trustee may hold the cash or, if such excess would result, make the required adjustments to the Portfolio.

   As a result of the purchase and sale of stock in accordance with these requirements, or the creation of Creation Units, the Trust may hold some amount of residual cash (other than cash held temporarily due to timing differences between the sale and purchase of stock or cash delivered in lieu of Index Securities or undistributed income or undistributed capital gains). This amount may not exceed for more than five (5) consecutive Business Days 5/10th of 1 percent of the value of the Portfolio. If the Trustee has made all required adjustments and is left with cash in excess of 5/10th of 1 percent of the value of the Portfolio, the Trustee will use such cash to purchase additional Index Securities that are under-weighted in the Portfolio as compared to their relative weightings in the S&P MidCap 400 Index, although the Misweighting of such Index Securities may not be in excess of the applicable Misweighting Amount.

   All portfolio adjustments are made as described herein unless such adjustments would cause the Trust to lose its status as a "regulated investment company" under Subchapter M of the Code. Additionally, the Trustee is required to adjust the composition of the Portfolio at any time to insure the continued qualification of the Trust as a regulated investment company.

   The Trustee relies on industry sources for information as to the composition and weightings of Index Securities. If the Trustee becomes incapable of obtaining or processing such information or NSCC is unable to receive such information from the Trustee on any Business Day, the Trustee shall use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until the earlier of (a) such time as current information with respect to Index Securities is available or (b) three (3) consecutive Business Days have elapsed. If such current information is not available and three (3) consecutive Business Days have elapsed, the composition and weightings of Portfolio Securities (as opposed to Index Securities) shall be used for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until current information with respect to Index Securities is available.

   If the Trust is terminated, the Trustee shall use the composition and weightings of Portfolio Securities as of such notice date for the purpose and determination of all redemptions or other required uses of the basket.

   From time to time S&P may adjust the composition of the S&P MidCap 400 Index because of a merger or acquisition involving one or more Index Securities. In such cases, the Trust, as shareholder of an issuer that is the object of such merger or acquisition activity, may receive various offers from would-be acquirors of the issuer. The Trustee is not permitted to accept any such offers until such time as it has been determined that the stocks of the issuer will be removed from the S&P MidCap 400 Index. As stocks of an issuer are often removed from the S&P MidCap 400 Index only after the consummation of a merger or acquisition of such issuer, in selling the securities of such issuer the Trust may receive, to the extent that market prices do not provide a more attractive alternative, whatever consideration is being offered to the shareholders of such issuer that have not tendered their shares prior to such time. Any cash received in such transactions is reinvested in Index Securities in accordance with the criteria set forth above. Any stocks received as a part of the consideration that are not Index Securities are sold as soon as practicable and the cash proceeds of such sale are reinvested in accordance with the criteria set forth above.

Adjustments to the Portfolio Deposit

   On each Business Day (each such day an "Adjustment Day"), the number of shares and identity of each Index Security in a Portfolio Deposit are adjusted in accordance with the following procedure. At the close of the market, the Trustee calculates the NAV of the Trust. The NAV is divided by the number of outstanding MidCap SPDRs multiplied by 25,000 MidCap SPDRs in one Creation Unit, resulting in a NAV per Creation Unit ("NAV Amount"). The Trustee then calculates the number of shares (without rounding) of each of the component stocks of the S&P MidCap 400 Index in a Portfolio Deposit for the following Business Day ("Request Day"), so that (a) the market value at the close of the market on the Adjustment Day of the stocks to be included in the Portfolio Deposit on Request Day, together with the Dividend Equivalent Payment effective for requests to create or redeem on Adjustment Day, equals the NAV Amount and
(b) the identity and weighting of each of the stocks in a Portfolio Deposit mirrors proportionately the identity and weightings of the stocks in the S&P MidCap 400 Index, each as in effect on the Request Day. For each stock, the number resulting from such calculation is rounded to the nearest whole share, with a fraction of 0.50 being rounded up. The identities and weightings of the stocks so calculated constitute the stock portion of the Portfolio Deposit effective on Request Day and thereafter until the next subsequent Adjustment Day, as well as Portfolio Securities to be delivered by the Trustee in the event of request for redemption on the Request Day and thereafter until the following Adjustment Day.

   In addition to the foregoing adjustments, if a corporate action such as a stock split, stock dividend or reverse split with respect to any Index Security that does not result in an adjustment to the S&P MidCap 400 Index divisor, the Portfolio Deposit shall be adjusted to take into account the corporate action in each case rounded to the nearest whole share.

   On the Request Day and on each day that a request for the creation or redemption is deemed received, the Trustee calculates the market value of the stock portion of the Portfolio Deposit as in effect on the Request Day as of the close of the market and adds to that amount the Dividend Equivalent Payment effective for requests to create or redeem on Request Day (such market value and Dividend Equivalent Payment are collectively referred to herein as "Portfolio Deposit Amount"). The Trustee then calculates the NAV Amount, based on the close of the market on Request Day. The difference between the NAV Amount so calculated and the Portfolio Deposit Amount is the "Balancing Amount". The Balancing Amount serves the function of compensating for any differences between the value of the Portfolio Deposit Amount and the NAV Amount at the close of trading on Request Day due to, for example (a) differences in the market value of the securities in the Portfolio Deposit and the market value of the Securities on Request Day and (b) any variances from the proper composition of the Portfolio Deposit.

   On any Adjustment Day on which (a) no change in the identity and/or share weighting of any Index Security is scheduled to take effect that would cause the S&P MidCap 400 Index divisor to be adjusted after the close of the market on that Business Day*, and (b) no stock split, stock dividend or reverse stock split with respect to any Index Security has been declared to take effect on the corresponding Request Day, the Trustee may forego making any adjustment to the stock portion of the Portfolio Deposit and to use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the Request Day following such Adjustment Day. In addition, the Trustee may calculate the adjustment to the number of shares and identity of Index Securities in a Portfolio Deposit as described above except that such calculation would be employed two (2) Business Days rather than one (1) Business Day before the Request Day.

   The Dividend Equivalent Payment and the Balancing Amount in effect at the close of business on the Request Date are collectively referred to as the Cash Component or the Cash Redemption Payment. If the Balancing Amount is a positive number (i.e., if the NAV Amount exceeds the Portfolio Deposit Amount) then, with respect to creation, the Balancing Amount increases the Cash Component of the then
--------
* S&P publicly announces changes in the identity and/or weighting of Index Securities up to five Business Days in advance of the actual change. The announcements are made after the close of trading on such day.

effective Portfolio Deposit transferred to the Trustee by the creator. With respect to redemptions, the Balancing Amount is added to the cash transferred to the redeemer by the Trustee. If the Balancing Amount is a negative number (i.e., if the NAV Amount is less than the Portfolio Deposit Amount) then, with respect to creation, this amount decreases the Cash Component of the then effective Portfolio Deposit to be transferred to the Trustee by the creator or, if such cash portion is less than the Balancing Amount, the difference must be paid by the Trustee to the creator. With respect to redemptions, the Balancing Amount is deducted from the cash transferred to the redeemer or, if such cash is less than the Balancing Amount, the difference must be paid by the redeemer to the Trustee.

   If the Trustee has included the cash equivalent value of one or more Index Securities in the Portfolio Deposit because the Trustee has determined that such Index Securities are likely to be unavailable or available in insufficient quantity for delivery, or if a creator or redeemer is restricted from investing or engaging in transactions in one or more of such Index Securities, the Portfolio Deposit so constituted shall determine the Index Securities to be delivered in connection with the creation of MidCap SPDRs in Creation Unit size aggregations and upon the redemption of MidCap SPDRs until the time the stock portion of the Portfolio Deposit is subsequently adjusted.

                           THE S&P MIDCAP 400 INDEX

   The S&P MidCap 400 Index is composed of 400 selected stocks, all of which are listed on the AMEX, the NYSE or NASDAQ, and spans a broad range of major industry groups. The 400 stocks comprising the S&P MidCap 400 Index represented, as of December 31, 2001, approximately 6% of the market value of all domestic stocks. As of December 31, 2001, the five largest industry segments comprising the S&P MidCap 400 Index were: banks (regional) 7.87%, computers (software & services) 6.47%, electric companies 5.13%, oil & gas (drilling & equipment) 3.69% and electronics (semiconductors) 3.58%. Current information regarding the market value of the S&P MidCap 400 Index is available from market information services. The S&P MidCap 400 Index is determined, comprised and calculated without regard to the Trust.

   S&P is not responsible for and does not participate in the creation or sale of MidCap SPDRs or in the determination of the timing, pricing, or quantities and proportions of purchases or sales of Index Securities or Portfolio Securities. The information in this Prospectus concerning S&P and the S&P MidCap 400 Index has been obtained from sources that the Sponsor believes to be reliable, but the Sponsor takes no responsibility for the accuracy of such information.

   The following table shows the actual performance of the S&P MidCap 400 Index for the years 1991 through 2001. Stock prices fluctuated widely during this period and were higher at the end than at the beginning. The results shown should not be considered representative of the income yield or capital gain or loss that may be generated by the S&P MidCap 400 Index in the future. The results should not be considered representative of the performance of the Trust.

                          Calendar           Change in   Calendar
                    Year-End Index Value*    Index For   Year-End
              Year December 31, 1990 = 100 Calendar Year Yield**
              ---- ----------------------- ------------- --------
              1990         100.00                 --       3.16%
              1991         146.59             +46.59%      2.03
              1992         160.56              +9.53       1.96
              1993         179.33             +11.72       1.85
              1994         169.44              -5.54       2.10
              1995         217.84             +28.56       1.65
              1996         255.58             +17.32       1.62
              1997         333.37             +30.44       1.38
              1998         392.31             +17.68       1.22
              1999         444.67             +13.35       1.07
              2000         516.76             +16.21       0.99
              2001         508.31             -1.635       1.05

--------
 * Source: S&P. Year-end index values shown do not reflect reinvestment of dividends nor costs, such as brokerage charges and transaction costs.
** Source: S&P. Yields are obtained by dividing the aggregate cash dividends by the aggregate market value of the stocks in the S&P MidCap 400 Index.

                               LICENSE AGREEMENT

   The License Agreement grants the Sponsor a license to use the S&P MidCap 400 Index as a basis for determining the composition of the Portfolio and to use certain trade names and trademarks of S&P in connection with the Portfolio. The License Agreement may be amended without the consent of any of the Beneficial Owners of MidCap SPDRs. Currently, the License Agreement is scheduled to terminate on April 27, 2020 but its term may be extended beyond such date without the consent of any of the Beneficial Owners of MidCap SPDRs.

   None of the Trust, the Trustee, the Distributor, DTC or any Beneficial Owner of MidCap SPDRs is entitled to any rights whatsoever under the foregoing licensing arrangements or to use the trademarks "S&P MidCap 400", "S&P", "Standard & Poor's" or "Standard & Poor's MidCap 400" or to use the S&P MidCap 400 Index except as specifically described herein or as may be specified in the Trust Agreement.

   The Trust is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation or warranty, express or implied, to the Trust, the Trustee, the Distributor, DTC or Beneficial Owners of MidCap SPDRs regarding the advisability of investing in Index Securities or unit investment trusts generally or in the Trust particularly or the ability of the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index which is determined, comprised and calculated by S&P without regard to the Trust or the Beneficial Owners of MidCap SPDRs. S&P has no obligation to take the needs of the Trust or the Beneficial Owners of MidCap SPDRs into consideration in determining, comprising or calculating the S&P MidCap 400 Index. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of MidCap SPDRs. S&P has no obligation or liability in connection with the administration, marketing or trading of MidCap SPDRs.

   STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SPONSOR, THE TRUST, BENEFICIAL OWNERS OF MIDCAP SPDRS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE USE LICENSED UNDER THE LICENSE AGREEMENT, OR FOR ANY OTHER USE. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                               EXCHANGE LISTING

   MidCap SPDRs are listed on the Exchange. The Trust is not required to pay a listing fee to the Exchange. Transactions involving MidCap SPDRs in the public trading market are subject to customary brokerage charges and commissions.

   The Sponsor's aim in designing MidCap SPDRs was to provide investors with a security whose initial market value would approximate one-fifth ( 1/5th) the value of the S&P MidCap 400 Index. Of course, the market value of a MidCap SPDR is affected by a variety of factors, including capital gains distributions made, and expenses incurred, by the Trust, and therefore, over time, a MidCap SPDR may no longer approximate 1/5th the value of the MidCap 400 Index. The market price of a MidCap SPDR should reflect its share of the dividends accumulated on Portfolio Securities and may be affected by supply and demand, market volatility, sentiment and other factors.

   There can be no assurance that MidCap SPDRs will always be listed on the Exchange. The Trust will be terminated if MidCap SPDRs are delisted. The Exchange will consider the suspension of trading in or removal from listing of MidCap SPDRs if: (a) the Trust has more than 60 days remaining until termination and there are fewer than 50 record and/or beneficial holders of MidCap SPDRs for 30 or more consecutive trading days; (b) the S&P MidCap 400 Index is no longer calculated or available; or (c) such other event occurs or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable.

                            TAX STATUS OF THE TRUST

   Effective September 30, 1997, the Trust changed its fiscal year from a calendar year ending on each December 31 to a fiscal year ending each September
30. For the fiscal year ended September 30, 2001, the Trust believes that it qualified for tax treatment as a "regulated investment company" under Subchapter M of the Code. The Trust intends to continue to so qualify. To qualify as a regulated investment company, the Trust must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock, securities or foreign currencies, or certain other sources, (b) meet certain diversification tests, and (c) distribute in each year at least 90% of its investment company taxable income. If the Trust qualifies as a regulated investment company, subject to certain conditions and requirements, the Trust will not be subject to federal income tax to the extent its income is distributed in a timely manner. Any undistributed income may be subject to tax, including a four percent (4%) excise tax imposed by section 4982 of the Code on certain undistributed income of a regulated investment company that does not distribute to shareholders in a timely manner at least ninety-eight percent (98%) of its taxable income (including capital gains).

Tax Consequences to Beneficial Owners

   Dividends paid by the Trust from its investment company taxable income (which includes dividends, interest and the excess of net short-term capital gains over net long-term capital losses) are taxable to Beneficial Owners as ordinary income. A dividend paid in January is considered for federal income tax purposes to have been paid by the Trust and received by Beneficial Owners on the preceding December 31 if the dividend was declared in the preceding October, November or December to Beneficial Owners of record as shown on the records of DTC and the DTC Participants on a date in one of those months.

   Distributions paid by the Trust from the excess of net long-term capital gains over net short-term capital losses are considered "capital gains dividends" regardless of the length of time an investor has owned MidCap SPDRs. Any loss on the sale or exchange of a share held for six months or less may be treated as a long-term capital loss to the extent of any capital gain dividends received by the Beneficial Owner. For corporate investors, dividends from net investment income (but not return of capital distributions or capital gain dividends) generally qualify for the corporate dividends-received deduction to the extent of qualifying dividend income received by the Trust, subject to the limitations contained in the Code. Investors should note that the regular quarterly dividends paid by the Trust are not based on the Trust's investment company taxable income and net capital gain, but rather are based on the dividends paid with respect to Portfolio Securities. As a result, a portion of the distributions of the Trust may be treated as a return of capital or a capital gain dividend for federal income tax purposes or the Trust may make additional distributions in excess of the yield performance of Portfolio Securities in order to distribute all of its investment company taxable income and net capital gain.

   Distributions in excess of the Trust's current or accumulated earnings and profits (as specially computed) generally are treated as a return of capital for federal income tax purposes and reduce a Beneficial Owner's tax basis in MidCap SPDRs. Return of capital distributions may result, for example, if a portion of the dividends declared represents cash amounts deposited in connection with Portfolio Deposits rather than dividends actually received by the Trust. Under certain circumstances, a significant portion of the Trust's regular quarterly dividends could be treated as return of capital distributions. Such circumstances may be more likely to occur in periods during which the number of outstanding MidCap SPDRs fluctuates significantly, as may occur during the initial years of the Trust. Beneficial Owners receive annually notification from the Trustee through the DTC Participants as to the tax status of the Trust's distributions. A distribution paid shortly after a purchase or creation of MidCap SPDRs may be taxable even though in effect it may represent a return of capital.

   Distributions reinvested in additional MidCap SPDRs through the means of the Service are nevertheless taxable dividends to Beneficial Owners acquiring such additional MidCap SPDRs to the same extent as if such dividends were received in cash.

   The sale of MidCap SPDRs by a Beneficial Owner is a taxable event, and may result in a gain or loss, which generally should be a capital gain or loss for Beneficial Owners that are not dealers in securities.

   Dividend distributions, capital gains distributions, and capital gains from sales or redemptions may also be subject to state, local and foreign taxes.

   Under the Code, an in-kind redemption of MidCap SPDRs does not result in the recognition of taxable gain or loss by the Trust but generally constitutes a taxable event for the redeeming shareholder. Upon redemption, a Beneficial Owner generally recognizes gain or loss measured by the difference on the date of redemption between the aggregate value of the cash and stocks received and its tax basis in the MidCap SPDRs redeemed. Stocks received upon redemption (which will be comprised of the stock portion of the Portfolio Deposit in effect on the date of redemption) generally have an initial tax basis equal to their respective market values on the date of redemption. The Internal Revenue Service ("IRS") may assert that any resulting loss may not be deducted by a Beneficial Owner on the basis that there has been no material change in such Beneficial Owner's economic position or that the transaction has no significant economic or business utility apart from the anticipated tax consequences. Beneficial Owners of MidCap SPDRs in Creation Unit size aggregations should consult their own tax advisors as to the consequences to them of the redemption of MidCap SPDRs.

   Deposit of a Portfolio Deposit with the Trustee in exchange for Creation Units do not result in the recognition of taxable gain or loss by the Trust but generally constitute a taxable event to the investor under the Code, and an investor generally recognizes gain or loss with respect to each stock deposited equal to the difference between the amount realized in respect of the stock and the investor's tax basis therein. The amount realized with respect to a stock deposited should be determined by allocating the value on the date of deposit of the MidCap SPDRs received (less any cash paid to the Trust, or plus any cash received from the Trust, in connection with the deposit) among the stocks deposited on the basis of their respective fair market values at that time. The IRS may assert that any resulting losses may not be deducted by an investor on the basis that there has been no material change in the investor's economic position or that the transaction has no significant economic or business utility or purpose apart from the anticipated tax consequences. Investors should consult their own tax advisors as to the tax consequences to them of a deposit to the Trust.

   The Trustee has the right to reject the order to create Creation Units transmitted to it by the Distributor if the investor or group of investors, upon obtaining the MidCap SPDRs ordered, would own eighty percent (80%) or more of the outstanding MidCap SPDRs, and if pursuant to section 351 of the Code such a circumstance would result in the Trust having a basis in the stocks deposited different from the market value of such stocks on the date of deposit. The Trustee has the right to require information regarding MidCap SPDR ownership pursuant to the Participant Agreement and from DTC and to rely thereon to the extent necessary to make the foregoing determination as a condition to the acceptance of a Portfolio Deposit.

   Ordinary income dividends received via DTC by Beneficial Owners who are non-resident aliens are subject to a thirty percent (30%) United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable tax treaties. Non-resident holders of MidCap SPDRs are urged to consult their own tax advisors concerning the applicability of United States withholding tax.

   Backup withholding at a rate equal to the fourth lowest income tax rate applicable to individuals (which, under current law, is 30% for 2002 and 2003, 29% for 2004 and 2005, and 28% for 2006 and thereafter) applies to dividends, capital gain distributions, redemptions and sales of MidCap SPDRs unless (a) the Beneficial Owner is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (b) provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. The amount of any backup withholding from a payment to a Beneficial Owner is allowed as a credit against the holder's U.S. federal income tax liability and may entitle such holder to a refund from the U.S. Internal Revenue Service, if the required information is furnished to the U.S. Internal Revenue Service.

   The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisors concerning the federal, state, local and foreign tax consequences to them of an investment in the Trust, including the effect of possible legislative changes.

ERISA Considerations

   In considering the advisability of an investment in MidCap SPDRs, fiduciaries of pension, profit sharing or other tax-qualified retirement plans (including Keogh Plans) and welfare plans (collectively, "Plans") subject to the fiduciary responsibility requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), should consider whether an investment in MidCap SPDRs is permitted by the documents and instruments governing the Plan and whether the investment satisfies the exclusive benefit, prudence and diversification requirements of ERISA. Individual retirement account ("IRA") investors should consider that an IRA may make only such investments as are authorized by its governing instruments.

   The fiduciary standards and prohibited transaction rules of ERISA and the Code will not apply to transactions involving the Trust's assets while MidCap SPDRs are held by a Plan or IRA. Unlike many other investment vehicles offered to Plans and IRAs, the Trust's assets will not be treated as "plan assets" of the Plans or IRAs which acquire or purchase MidCap SPDRs. Although ERISA imposes certain duties on Plan fiduciaries and ERISA and/or Section 4975 of the Code prohibit certain transactions involving "plan assets" between Plans or IRAs and their fiduciaries or certain related persons, those rules will not apply to transactions involving the Trust's assets because MidCap SPDRs represent an interest in the Trust, and the Trust is registered as an investment company under the Investment Company Act of 1940. ERISA, the Code and U.S. Department of Labor regulations contain unconditional language exempting the assets of registered investment companies from treatment as "plan assets" in applying the fiduciary and prohibited transaction provisions of ERISA and the Code.

   Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and foreign plans (as described in Section 4(b)(4) of ERISA) are not subject to the requirements of ERISA or Section 4975 of the Code. The fiduciaries of governmental plans should, however, consider the impact of their respective state pension codes on investments in MidCap SPDRs and the considerations discussed above, to the extent applicable.

                      CONTINUOUS OFFERING OF MIDCAP SPDRs

   Creation Units are offered continuously to the public by the Trust through the Distributor. Persons making Portfolio Deposits and creating Creation Units will receive no fees, commissions or other form of compensation or inducement of any kind from the Sponsor or the Distributor, and no such person has any obligation or responsibility to the Sponsor or Distributor to effect any sale or resale of MidCap SPDRs.

   Because new MidCap SPDRs can be created and issued on an ongoing basis, at any point during the life of the Trust a "distribution", as such term is used in the Securities Act of 1933 ("1933 Act") may be occurring. Broker-dealers and other persons are cautioned that some of their activities may result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery and liability provisions of the 1933 Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing a creation order with the Distributor, breaks them down into the constituent MidCap SPDRs and sells the MidCap SPDRs directly to its customers; or if it chooses to couple the creation of a supply of new MidCap SPDRs with an active selling effort involving solicitation of secondary market demand for MidCap SPDRs. A determination of whether one is an underwriter must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

   Dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with MidCap SPDRs that are part of an "unsold allotment" within the meaning of
Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the 1933 Act.

   The Sponsor intends to qualify MidCap SPDRs in states selected by the Sponsor and through broker-dealers who are members of the National Association of Securities Dealers, Inc. Investors intending to create or redeem Creation Units in transactions not involving a broker-dealer registered in such investor's state of domicile or residence should consult their legal advisor regarding applicable broker-dealer or securities regulatory requirements under the state securities laws prior to such creation or redemption.

                         DIVIDEND REINVESTMENT SERVICE

   The Trust has made the Service available for use by Beneficial Owners through DTC Participants for reinvestment of their cash proceeds. Some DTC Participants may not elect to utilize the Service; therefore, an interested MidCap SPDR investor may wish to contact such investor's broker to ascertain the availability of the Service through such broker. Each broker may require investors to adhere to specific procedures and timetables in order to participate in the Service and such investors should ascertain from their broker such necessary details.

   Distributions reinvested in additional MidCap SPDRs through the Service are nevertheless taxable dividends to Beneficial Owners to the same extent as if received in cash.

   The Trustee generally uses the cash proceeds of dividends received from all Beneficial Owners participating in reinvestment through the Service to obtain Index Securities necessary to create the requisite number of MidCap SPDRs at the close of business on each MidCap SPDR distribution date. Any cash balance remaining after the requisite number of MidCap SPDRs has been created is distributed, on a pro rata basis, to all Beneficial Owners who participated in the Service. Brokerage commissions, if any, incurred in obtaining Index Securities necessary to create additional MidCap SPDRs with the cash from the distributions is an expense of the Trust.*

                             EXPENSES OF THE TRUST

   Ordinary operating expenses of the Trust currently are being accrued at an annual rate of 0.25%. Future accruals will depend primarily on the level of the Trust's net assets and the level of Trust expenses. There is no guarantee that the Trust's ordinary operating expenses will not exceed 0.25% of the Trust's daily NAV and the rate may be changed without notice.

   Until further notice, the Sponsor has undertaken that it will not permit, the ordinary operating expenses of the Trust as calculated by the Trustee to exceed an amount that is 30/100 of 1% per annum of the daily NAV of the Trust. To the extent the ordinary operating expenses of the Trust do exceed such 30/100 of 1% amount, the Sponsor will reimburse the Trust for, or assume the excess. The Sponsor retains the ability to be repaid by the Trust for expenses so reimbursed or assumed to the extent that subsequently during the fiscal year expenses fall below the 30/100 of 1% per annum level on any given day. For purposes of this undertaking, ordinary operating
--------
* It is difficult to estimate the annual dollar amount of brokerage commissions that might be incurred in connection with the Dividend Reinvestment Service during any fiscal year. The Trustee estimates that during fiscal year 2001, the approximate amount of annual brokerage commissions incurred in implementing the Service was less than $0.001 per MidCap SPDR.

expenses of the Trust do not include taxes, brokerage commissions and any extraordinary non-recurring expenses, including the cost of any litigation to which the Trust or the Trustee may be a party. The Sponsor may discontinue this undertaking or renew it for a specified period of time, or may choose to reimburse or assume certain Trust expenses in later periods to keep Trust expenses at a level it believes to be attractive to investors. In any event, on any day and during any period over the life of the Trust, total fees and expenses of the Trust may exceed 30/100 of 1% per annum.

   Subject to any applicable cap, the Sponsor may charge the Trust a special fee for certain services the Sponsor may provide to the Trust which would otherwise be provided by the Trustee in an amount not to exceed the actual cost of providing such services. The Sponsor or the Trustee from time to time may voluntarily assume some expenses or reimburse the Trust so that total expenses of the Trust are reduced. Neither the Sponsor nor the Trustee is obligated to do so and either one or both parties may discontinue such voluntary assumption of expenses or reimbursement at any time without notice.

   The following charges are or may be accrued and paid by the Trust: (a) the Trustee's fee; (b) fees payable to transfer agents for the provision of transfer agency services; (c) fees of the Trustee for extraordinary services performed under the Trust Agreement; (d) various governmental charges; (e) any taxes, fees and charges payable by the Trustee with respect to MidCap SPDRs (whether in Creation Units or otherwise); (f) expenses and costs of any action taken by the Trustee or the Sponsor to protect the Trust and the rights and interests of Beneficial Owners of MidCap SPDRs (whether in Creation Units or otherwise); (g) indemnification of the Trustee or the Sponsor for any losses, liabilities or expenses incurred by it in the administration of the Trust; (h) expenses incurred in contacting Beneficial Owners of MidCap SPDRs during the life of the Trust and upon termination of the Trust; and (i) other out-of-pocket expenses of the Trust incurred pursuant to actions permitted or required under the Trust Agreement.

   In addition, the following expenses are or may be charged to the Trust: (a) reimbursement to the Sponsor of amounts paid by it to S&P in respect of annual licensing fees pursuant to the License Agreement, (b) federal and state annual registration fees for the issuance of MidCap SPDRs, and (c) expenses of the Sponsor relating to the printing and distribution of marketing materials describing MidCap SPDRs and the Trust (including, but not limited to, associated legal, consulting, advertising and marketing costs and other out-of-pocket expenses such as printing). Pursuant to the provisions of an exemptive order, the expenses set forth in this paragraph may be charged to the Trust by the Trustee in an amount equal to the actual costs incurred, but in no case shall such charges exceed 30/100 of 1% (0.30%) per annum of the daily NAV of the Trust.

   If the income received by the Trust in the form of dividends and other distributions on Portfolio Securities is insufficient to cover Trust expenses, the Trustee may make advances to the Trust to cover such expenses. Otherwise the Trustee may sell Portfolio Securities in an amount sufficient to pay such expenses. The Trustee may reimburse itself in the amount of any such advance, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, by deducting such amounts from (a) dividend payments or other income of the Trust when such payments or other income is received, (b) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (c) the sale of Portfolio Securities. Notwithstanding the foregoing, if any advance remains outstanding for more than forty-five (45) Business Days, the Trustee may sell Portfolio Securities to reimburse itself for such advance and any accrued interest thereon. These advances will be secured by a lien on the assets of the Trust in favor of the Trustee. The expenses of the Trust are reflected in the NAV of the Trust.

   For services performed under the Trust Agreement, the Trustee is paid a fee at an annual rate of 10/100 of 1% to 14/100 of 1% of the NAV of the Trust, as shown below, such percentage amount to vary depending on the NAV of the Trust. The compensation is computed on each Business Day on the basis of the NAV of the Trust on such day, and the amount thereof is accrued daily and paid monthly. During the first two years of the operation of the Trust, the Trustee's fee was 12/100 of 1% per annum, regardless of the NAV of the Trust. The Trustee, in its discretion, may also waive all or a portion of such fee.

                               Trustee Fee Scale

                  Net Asset Value        Fee as a Percentage of Net
                   of the Trust           Asset Value of the Trust
                  ---------------        --------------------------
            0-$500,000,000*.............   14/100 of 1% per annum
            $500,000,001-$1,000,000,000*   12/100 of 1% per annum
            $1,000,000,001-and above*...   10/100 of 1% per annum

--------
* The fee indicated applies to that portion of the NAV of the Trust which falls in the size category indicated.

   As of September 30, 2001 and as of December 31, 2001, the NAV of the Trust was $3,966,623,969 and $4,845,517,244, respectively. No representation is made as to the actual NAV of the Trust on any future date, as it is subject to change at any time due to fluctuations in the market value of the Portfolio, or to creations or redemptions made in the future.

                                   VALUATION

   The NAV of the Trust is computed as of the Evaluation Time shown under "Summary--Essential Information" on each Business Day. The NAV of the Trust on a per MidCap SPDR basis is determined by subtracting all liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio and other assets and dividing the result by the total number of outstanding MidCap SPDRs.

   The value of the Portfolio is determined by the Trustee in good faith in the following manner. If Portfolio Securities are listed on one or more national securities exchanges, such evaluation is generally based on the closing sale price on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on the exchange which is deemed to be the principal market therefor (the New York or American Stock Exchange if the stocks are listed thereon) or, if there is no such appropriate closing sale price on such exchange, at the last closing sale price (unless the Trustee deems such price inappropriate as a basis for evaluation). If the stocks are not so listed or, if so listed and the principal market therefor is other than on such exchange or there is no such closing sale price available, such evaluation shall generally be made by the Trustee in good faith based on the closing price on the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price,
(a) on current bid prices, (b) if bid prices are not available, on the basis of current bid prices for comparable stocks, (c) by the Trustee's appraising the value of the stocks in good faith on the bid side of the market, or (d) by any combination thereof.

                          ADMINISTRATION OF THE TRUST

Distributions to Beneficial Owners

   The regular quarterly ex-dividend date for MidCap SPDRs is the third Friday in each of March, June, September and December, unless such day is not a Business Day, in which case the ex-dividend date is the immediately preceding Business Day ("Ex-Dividend Date"). Beneficial Owners reflected on the records of DTC and the DTC Participants on the second Business Day following the Ex-Dividend Date ("Record Date") are entitled to receive an amount representing dividends accumulated on Portfolio Securities through the quarterly dividend period which ends on the Business Day preceding such Ex-Dividend Date (including stocks with ex-dividend dates falling within such quarterly dividend period), net of fees and expenses, accrued daily for such period. For the purposes of all dividend distributions, dividends per MidCap SPDR are calculated at least to the nearest 1/100th of $0.01. The payment of dividends is made on the last Business Day in the calendar month following each Ex-Dividend Date ("Dividend Payment Date"). Dividend payments are made through

DTC and the DTC Participants to Beneficial Owners then of record with funds received from the Trustee.

   Dividends payable to the Trust in respect of Portfolio Securities are credited by the Trustee to a non-interest bearing account as of the date on which the Trust receives such dividends. Other moneys received by the Trustee in respect of the Portfolio, including but not limited to the Cash Component, the Cash Redemption Payment, all moneys realized by the Trustee from the sale of options, warrants or other similar rights received or distributed in respect of Portfolio Securities as dividends or distributions and capital gains resulting from the sale of Portfolio Securities are credited by the Trustee to a non-interest bearing account. All funds collected or received are held by the Trustee without interest until distributed in accordance with the provisions of the Trust Agreement. To the extent the amounts credited to the account generate interest income or an equivalent benefit to the Trustee, such interest income or benefit is used to reduce the Trustee's annual fee.

   Any additional distributions the Trust may need to make so as to continue to qualify as a "regulated investment company" would consist of (a) an increase in the distribution scheduled for January to include any amount by which estimated Trust investment company taxable income and net capital gains for a year exceeds the amount of Trust taxable income previously distributed with respect to such year or, if greater, the minimum amount required to avoid imposition of such excise tax, and (b) a distribution soon after actual annual investment company taxable income and net capital gains of the Trust have been computed of the amount, if any, by which such actual income exceeds the distributions already made. The NAV of the Trust is reduced in direct proportion to the amount of such additional distributions. The magnitude of the additional distributions, if any, depends upon a number of factors, including the level of redemption activity experienced by the Trust. Because substantially all proceeds from the sale of stocks in connection with adjustments to the Portfolio are used to purchase shares of Index Securities, the Trust may have no cash or insufficient cash with which to pay such additional distributions. In that case, the Trustee has to sell shares of Portfolio Securities sufficient to produce the cash required to make such additional distributions. In selecting the stocks to be sold to produce cash for such distributions, the Trustee chooses among stocks that are over-weighted in the Portfolio relative to their weightings in the S&P MidCap 400 Index first and then from among all other stocks in such a manner to maintain the weightings of Portfolio Securities within the applicable Misweighting Amount.

   The Trustee may declare special dividends if such action is necessary or advisable to preserve the status of the Trust as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income, and to vary the frequency with which periodic distributions are made (e.g., from quarterly to monthly) if it is determined by the Sponsor and the Trustee that such a variance would be advisable to facilitate compliance with the rules and regulations applicable to regulated investment companies or would otherwise be advantageous to the Trust. In addition, the Trustee may change the regular ex-dividend date for MidCap SPDRs to another date within the month or quarter if it is determined by the Sponsor and the Trustee, that such a change would be advantageous to the Trust. Notice of any such variance or change shall be provided to Beneficial Owners via DTC and the DTC Participants.

   As soon as practicable after notice of termination of the Trust, the Trustee will distribute via DTC and the DTC Participants to each Beneficial Owner redeeming Creation Units before the termination date specified in such notice a portion of Portfolio Securities and cash as described above. Otherwise, the Trustee will distribute to each Beneficial Owner (whether in Creation Unit size aggregations or otherwise), as soon as practical after termination of the Trust, such Beneficial Owner's pro rata share of the NAV of the Trust.

   All distributions are made by the Trustee through DTC and the DTC Participants to Beneficial Owners as recorded on the book-entry system of DTC and the DTC Participants.

   The settlement date for the creation of MidCap SPDRs or the purchase of MidCap SPDRs in the secondary market must occur on or before the Record Date in order for such creator or purchaser to receive a distribution on the next Dividend Payment Date. If the settlement date for such creation or a secondary market purchase occurs after the Record Date, the distribution will be made to the prior securityholder or Beneficial Owner as of such Record Date.

   Any Beneficial Owner interested in acquiring additional MidCap SPDRs with proceeds received from distributions described above may elect dividend reinvestment through DTC Participants by means of the Service, if such service is available through the Beneficial Owner's broker.

Statements to Beneficial Owners; Annual Reports

   With each distribution, the Trustee furnishes for distribution to Beneficial Owners a statement setting forth the amount being distributed expressed as a dollar amount per MidCap SPDR.

   Promptly after the end of each fiscal year, the Trustee furnishes to the DTC Participants for distribution to each person who was a Beneficial Owner of MidCap SPDRs at the end of such fiscal year, an annual report of the Trust containing financial statements audited by independent accountants of nationally recognized standing and such other information as may be required by applicable laws, rules and regulations.

Rights of Beneficial Owners

   Beneficial Owners may sell MidCap SPDRs in the secondary market, but must accumulate enough MidCap SPDRs to constitute a full Creation Unit in order to redeem through the Trust. The death or incapacity of any Beneficial Owner does not operate to terminate the Trust nor entitle such Beneficial Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust.

   Beneficial Owners shall not (a) have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement, (b) in any manner control the operation and management of the Trust, or (c) be liable to any other person by reason of any action taken by the Sponsor or the Trustee. The Trustee has the right to vote all of the voting stocks in the Trust. The Trustee votes the voting stocks of each issuer in the same proportionate relationship as all other shares of each such issuer are voted to the extent permissible and, if not permitted, abstains from voting.

Amendments to the Trust Agreement

   The Trust Agreement may be amended from time to time by the Trustee and the Sponsor without the consent of any Beneficial Owners (a) to cure any ambiguity or to correct or supplement any provision that may be defective or inconsistent or to make such other provisions as will not adversely affect the interests of Beneficial Owners; (b) to change any provision as may be required by the SEC;
(c) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust as a "regulated investment company" under the Code; (d) to add or change any provision as may be necessary or advisable if NSCC or DTC is unable or unwilling to continue to perform its functions; and
(e) to add or change any provision to conform the adjustments to the Portfolio and the Portfolio Deposit to changes, if any, made by S&P in its method of determining the S&P MidCap 400 Index. The Trust Agreement may also be amended by the Sponsor and the Trustee with the consent of the Beneficial Owners of 51% of the outstanding MidCap SPDRs to add provisions to, or change or eliminate any of the provisions of, the Trust Agreement or to modify the rights of Beneficial Owners; although, the Trust Agreement may not be amended without the consent of the Beneficial Owners of all outstanding MidCap SPDRs if such amendment would (a) permit the acquisition of any securities other than those acquired in accordance with the terms and conditions of the Trust Agreement;
(b) reduce the interest of any Beneficial Owner in the Trust; or (c) reduce the percentage of Beneficial Owners required to consent to any such amendment.

   Promptly after the execution of an amendment, the Trustee receives from DTC, pursuant to the terms of the Depository Agreement, a list of all DTC Participants holding MidCap SPDRs. The Trustee inquires of each such DTC Participant as to the number of Beneficial Owners for whom such DTC Participant holds MidCap SPDRs, and provides each such DTC Participant with sufficient copies of a written notice of the substance of such amendment for transmittal by each such DTC Participant to Beneficial Owners.

Termination of the Trust Agreement

   The Trust Agreement provides that the Sponsor has the discretionary right to direct the Trustee to terminate the Trust if at any time the NAV of the Trust is less than $100,000,000, as such dollar amount shall be adjusted for inflation in accordance with the CPI-U. This adjustment is to take effect at the end of the fourth year following the Initial Date of Deposit and at the end of each year thereafter and to be made so as to reflect the percentage increase in consumer prices as set forth in the CPI-U for the twelve-month period ending in the last month of the preceding fiscal year.

   The Trust may be terminated (a) by the agreement of the Beneficial Owners of 66 2/3% of outstanding MidCap SPDRs; (b) if DTC is unable or unwilling to continue to perform its functions as set forth under the Trust Agreement and a comparable replacement is unavailable; (c) if NSCC no longer provides clearance services with respect to MidCap SPDRs, or if the Trustee is no longer a participant in NSCC; (d) if S&P ceases publishing the S&P MidCap 400 Index; (e) if the License Agreement is terminated; or (f) if MidCap SPDRs are delisted from the Exchange. The Trust will also terminate by its terms on the Termination Date.

   The Trust will terminate if either the Sponsor or the Trustee resigns or is removed and a successor is not appointed. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever, however, will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of Beneficial Owners.

   Prior written notice of the termination of the Trust must be given at least twenty (20) days before termination of the Trust to all Beneficial Owners. The notice must set forth the date on which the Trust will be terminated, the period during which the assets of the Trust will be liquidated, the date on which Beneficial Owners of MidCap SPDRs (whether in Creation Unit size aggregations or otherwise) will receive in cash the NAV of the MidCap SPDRs held, and the date upon which the books of the Trust shall be closed. The notice shall further state that, as of the date thereof and thereafter, neither requests to create additional Creation Units nor Portfolio Deposits will be accepted, that no additional MidCap SPDRs will be created for the purpose of reinvesting dividend distributions, and that, as of the date thereof and thereafter, the portfolio of stocks delivered upon redemption shall be identical in composition and weighting to Portfolio Securities as of such date rather than the stock portion of the Portfolio Deposit as in effect on the date request for redemption is deemed received. Beneficial Owners of Creation Units may, in advance of the Termination Date, redeem in kind directly from the Trust.

   Within a reasonable period after the Termination Date, the Trustee shall, subject to any applicable provisions of law, use its best efforts to sell all of the Portfolio Securities not already distributed to redeeming Beneficial Owners of Creation Units. The Trustee shall not be liable for or responsible in any way for depreciation or loss incurred because of any such sale. The Trustee may suspend such sales upon the occurrence of unusual or unforeseen circumstances, including but not limited to a suspension in trading of a stock, the closing or restriction of trading on a stock exchange, the outbreak of hostilities or the collapse of the economy. The Trustee shall deduct from the proceeds of sale its fees and all other expenses and transmit the remaining amount to DTC for distribution, together with a final statement setting forth the computation of the gross amount distributed. MidCap SPDRs not redeemed before termination of the Trust will be redeemed in cash at NAV based on the proceeds of the sale of Portfolio Securities, with no minimum aggregation of MidCap SPDRs required.

                                    SPONSOR

   The Sponsor is a Delaware limited liability company incorporated on April 6, 1998 with offices c/o the Exchange, 86 Trinity Place, New York, New York 10006. The Sponsor's Internal Revenue Service Employer Identification Number is 52-2127241. The Exchange is the sole member of the Sponsor and the Exchange is a "control person" of the Sponsor as such term is defined in the Securities Act of 1933.

   The Sponsor, at its own expense, may from time to time provide additional promotional incentives to brokers who sell MidCap SPDRs to the public. In certain instances, these incentives may be provided only to those brokers who meet certain threshold requirements for participation in a given incentive program, such as selling a significant number of MidCap SPDRs within a specified period.

   If at any time the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of the duties required under the Trust Agreement, or resigns, or becomes bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor, agree to act as Sponsor itself, or may terminate the Trust Agreement and liquidate the Trust. Notice of the resignation or removal of the Sponsor and the appointment of a successor shall be mailed by the Trustee to DTC and the DTC Participants for distribution to Beneficial Owners. Upon a successor Sponsor's execution of a written acceptance of appointment as Sponsor of the Trust, the successor Sponsor becomes vested with all of the rights, powers, duties and obligations of the original Sponsor. Any successor Sponsor may be compensated at rates deemed by the Trustee to be reasonable.

   The Sponsor may resign by executing and delivering to the Trustee an instrument of resignation. Such resignation shall become effective upon the appointment of a successor Sponsor and the acceptance of appointment by the successor Sponsor, unless the Trustee either agrees to act as Sponsor or terminates the Trust Agreement and liquidates the Trust. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of the Beneficial Owners of MidCap SPDRs.

   The Trust Agreement provides that the Sponsor is not liable to the Trustee, the Trust or to the Beneficial Owners of MidCap SPDRs for taking any action, or for refraining from taking any action, made in good faith or for errors in judgment, but is liable only for its own gross negligence, bad faith, willful misconduct or willful malfeasance in the performance of its duties or its reckless disregard of its obligations and duties under the Trust Agreement. The Sponsor is not liable or responsible in any way for depreciation or loss incurred by the Trust because of the sale of any Portfolio Securities. The Trust Agreement further provides that the Sponsor and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Sponsor shall be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct or willful malfeasance on the part of any such party in the performance of its duties or reckless disregard of its obligations and duties under the Trust Agreement, including the payment of the costs and expenses of defending against any claim or liability.

                                    TRUSTEE

   The Trustee is a corporation organized under the laws of New York with the powers of a trust company under the New York Banking law with a trust office at 15 Broad Street, New York, New York 10286. The Trustee's Internal Revenue Service Employer Identification Number is 135-160382. The Trustee is subject to supervision and examination by the Federal Reserve Bank of New York, the Federal Deposit Insurance Corporation and the New York State Banking Department.

   Information regarding Cash Redemption Payment amounts, number of outstanding MidCap SPDRs and Transaction Fees may be obtained from the Trustee at the toll-free number: 1-800-THE-AMEX. Complete copies of the Trust Agreement and a list of the parties that have executed a Participant Agreement may be obtained from the Trustee's principal office.

   The Trustee may resign and be discharged of the Trust created by the Trust Agreement by executing a notice of resignation in writing and filing such notice with the Sponsor and mailing a copy of the notice of resignation to all DTC Participants reflected on the records of DTC as owning MidCap SPDRs for distribution to Beneficial Owners as provided above not less than sixty (60) days before the date such resignation is to take effect. Such resignation becomes effective upon the appointment of and the acceptance of the Trust by a successor Trustee. The Sponsor, upon receiving notice of such resignation, is obligated to use its best efforts to appoint a successor Trustee promptly. If no successor is appointed within sixty (60) days after the date such notice of resignation is given, the Trust shall terminate.

   If the Trustee becomes incapable of acting as such or is adjudged bankrupt or is taken over by any public authority, the Sponsor may discharge the Trustee and appoint a successor Trustee as provided in the Trust Agreement. The Sponsor shall mail notice of such discharge and appointment via the DTC Participants to Beneficial Owners. Upon a successor Trustee's execution of a written acceptance of an appointment as Trustee for the Trust, the successor Trustee becomes vested with all the rights, powers, duties and obligations of the original Trustee. A successor Trustee must be (a) a trust company, corporation or national banking association organized, doing business under the laws of the United States or any state thereof; (b) authorized under such laws to exercise corporate trust powers; and (c) at all times have an aggregate capital, surplus and undivided profit of not less than $50,000,000.

   Beneficial Owners of 51% of the then outstanding MidCap SPDRs may at any time remove the Trustee by written instrument(s) delivered to the Trustee and the Sponsor. The Sponsor shall thereupon use its best efforts to appoint a successor Trustee as described above.

   The Trust Agreement limits Trustee's liabilities. It provides, among other things, that the Trustee is not liable for (a) any action taken in reasonable reliance on properly executed documents or for the disposition of monies or stocks or for the evaluations required to be made thereunder, except by reason of its own gross negligence, bad faith, willful malfeasance, willful misconduct, or reckless disregard of its duties and obligations; (b) depreciation or loss incurred by reason of the sale by the Trustee of any Portfolio Securities; (c) any action the Trustee takes where the Sponsor fails to act; and (d) any taxes or other governmental charges imposed upon or in respect of Portfolio Securities or upon the interest thereon or upon it as Trustee or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction.

   The Trustee and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Trustee will be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct, willful malfeasance on the part of such party or reckless disregard of its duties and obligations, arising out of, or in connection with its acceptance or administration of the Trust, including the costs and expenses (including counsel fees) of defending against any claim or liability.

                                  DEPOSITORY

   DTC is a limited purpose trust company and member of the Federal Reserve System.

                                 LEGAL OPINION

   The legality of the MidCap SPDRs offered hereby has been passed upon by Carter, Ledyard & Milburn, New York, New York, as counsel for the Sponsor. Winston & Strawn acts as counsel for the Trustee.

               INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

   The financial statements as of September 30, 2001 included in this Prospectus have been so included in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                CODE OF ETHICS

   The Trust and the Sponsor have adopted a code of ethics regarding personal securities transactions by employees. Subject to certain conditions and standards, the code permits employees to invest in MidCap SPDRs for their own accounts. The code is designed to prevent fraud, deception and misconduct against the Trust and to provide reasonable standards of conduct. The code is on file with the SEC and you may obtain a copy by visiting the SEC at the address listed on the back cover of this prospectus. The code is also available on the EDGAR Database on the SEC's Internet site at http:/www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the SEC at the address listed on the back cover of this prospectus.

 INFORMATION AND COMPARISONS RELATING TO TRUST, SECONDARY MARKET TRADING, NET
                   ASSET SIZE, PERFORMANCE AND TAX TREATMENT

   Information regarding various aspects of the Trust, including the net asset size thereof, as well as the secondary market trading, the performance and the tax treatment of MidCap SPDRs, may be included from time to time in advertisements, sales literature and other communications, and in reports to current or prospective Beneficial Owners.

   Information may be provided to prospective investors to help them assess their specific investment goals and to aid in their understanding of various financial strategies. Such information may present current economic and political trends and conditions and may describe general principles of investing such as asset allocation, diversification and risk tolerance, as well as specific investment techniques such as indexing and hedging. In addition, information may be presented to prospective or current Beneficial Owners regarding the purchase of MidCap SPDRs in the secondary market, such as margin requirements, types of orders that may be entered, and information concerning short sales. Similarly, market data symbols, trading fractions, other trading information and the CUSIP number relating to MidCap SPDRs may be included in such information. Comparisons with other investment vehicles, such as mutual funds, may be made with respect to the application of such requirements; costs of fund management and administration; cost and advantages of intraday trading; and rules applicable to short sales.

   Information regarding the Trust's net asset size may be stated in communications to prospective or current Beneficial Owners for one or more periods, including annual, year-to-date or daily periods. Such information may also be expressed in terms of the total number of MidCap SPDRs outstanding as of one or more periods. Factors integral to the size of the Trust's net assets, such as creation volume and activity, may also be discussed, and may be specified from time to time or with respect to various periods of time. Comparisons of such information during various periods may also be made, and may be expressed by means of percentages.

   Information may be provided to investors regarding the ability to engage in short sales of MidCap SPDRs, including reference to the exemption from the "tick test" provision of the SEC short sale rule (Rule 10a-1 under the Securities Exchange Act of 1934), to permit short sales on "minus" or "zero-minus" ticks. Selling short refers to the sale of securities which the seller does not own, but which the seller arranges to borrow before effecting the sale. Institutional investors may be advised that lending their MidCap SPDRs shares to short sellers may generate stock loan credits that may supplement the return they can earn from an investment in MidCap SPDRs. These stock loan credits may provide a useful source of additional income for certain institutional investors who can arrange to lend MidCap SPDRs. Potential short sellers may be advised that a short rebate (functionally equivalent to partial use of proceeds of the short sale) may reduce their cost of selling short.

   Information may be provided to investors regarding capital gains distributions by the Trust, including historical information relating to such distributions. Comparisons between the Trust and other investment vehicles such as mutual funds may be made regarding such capital gains distributions, as well as relative tax efficiencies between the Trust and such other investment vehicles (e.g. realization of capital gains or losses to the Trust and to such other investment vehicles in connection with redemption of their respective securities). Based on projected differences between MidCap SPDRs and conventional mutual funds with regard to capital gains distributions, projections may be made regarding comparative capital gains distributions and tax rates for taxable investors holding MidCap SPDRs over a long period of time. Comparisons may also be provided regarding the probable tax impact resulting from rebalancing of the Trust portfolio and adjustments to the portfolio of an actively managed investment vehicle.

   Information regarding the secondary market trading activity of MidCap SPDRs also may be presented over one or more stated periods, such as for daily, monthly, quarterly or annual periods. Secondary market trading volume information may be compared with similar information relating to other issues trading on the Exchange during the same reporting period. Average daily secondary market trading volume of MidCap SPDRs may also be reported from time to time. Comparisons of such information during various periods may also be made and may be expressed by means of percentages.

   Information may also be provided in communications to prospective investors or current Beneficial Owners comparing and contrasting the relative advantages of investing in MidCap SPDRs as compared to other investment vehicles, such as mutual funds, both on an individual and a group basis (e.g., stock index mutual funds). Such information may include comparisons of costs and expense ratios, expressed either in dollars or basis points, stock lending activities, permitted investments and hedging activities (e.g., engaging in options or futures transactions), and portfolio turnover data and analyses. In addition, such information may quote, reprint or include portions of financial, scholarly or business publications or periodicals, including model allocation schedules or portfolios, as the foregoing relate to the comparison of MidCap SPDRs to other investment vehicles, current economic, financial and political conditions, investment philosophy or techniques, or the desirability of owning MidCap SPDRs.

   In addition, information on the performance of MidCap SPDRs based changes in price per MidCap SPDR with or without reinvesting all dividends and/or any distributions of capital in additional MidCap SPDRs may be included from time to time in such information. Total return measures the percentage growth in the total dollar value of an investment in MidCap SPDRs (reflecting dividends and capital appreciation but without provision for any income taxes payable). Average annualized performance will be stated for various periods. Total return figures may also be stated for a period from the Initial Date of Deposit, a date at least twelve months prior to the end of the reporting period or for annual periods for the life of the Trust. Information on the S&P MidCap 400 Index contained in this Prospectus, as updated from time to time, may also be included from time to time in such material. Information on performance of MidCap SPDRs, also may be presented on an after tax basis, using methods of calculation that are in accordance with the SEC's rules and regulations. The performance of the Trust, of the S&P MidCap 400 Index (provided information is also given reflecting the performance of the Trust in comparison to that Index) or both may also be compared to the performance of money managers as reported in market surveys such as SEI Fund Evaluation Survey (a leading data base of tax-exempt funds) or mutual funds such as those reported by Lipper Analytical Services Inc., Money Magazine Fund Watch, Wiesenberger Investment Companies Service, Morningstar Incorporated and Value Line Investment Survey, each of which measures performance following their own specific and well-defined calculation measures, or of the New York Stock Exchange Composite Index, the American Stock Exchange Index (indices of stocks traded on the New York and American Stock Exchanges, respectively), the Dow Jones Industrial Average (an index of 30 widely traded common stocks) or the NASDAQ Composite Index (an unmanaged index of over-the-counter stocks) or similar measurement standards during the same period of time. In addition to all other sources of comparative information, comparative performance figures published by other funds or money managers may be included from time to time. Information may also be included regarding the aggregate amount of assets committed to index investing generally by various types of investors, such as pension funds and other institutional investors, which currently exceeds $300 billion.

   Information on the relative price performance of MidCap SPDRs in relation to other securities and/or indices may be represented in the form of "correlation." Correlation is a standard measure of the degree of linear association between two price series, and ranges from minus one hundred percent (-100%) (i.e. perfect negative linear association) to positive one hundred percent (100%) (i.e., perfect linear association).

     Daily Percentage Price Ranges: Average and Frequency Distribution for
                  MidCap SPDR Trust and S&P MidCap 400 Index:
                           Highs and Lows vs. Close*
                (From Inception of Trading through 12/31/2001)

S&P MIDCAP 400 INDEX

                                         Intraday High Value   Intraday Low Value
                    Daily % Price Range  Above Closing Value  Below Closing Value
                    -------------------- -------------------- --------------------
Range               Frequency % of Total Frequency % of Total Frequency % of Total
-----               --------- ---------- --------- ---------- --------- ----------
           0--0.25%       9      0.54%       749     44.64%       499     29.74%
         0.25--0.5%     159      9.48%       274     16.33%       315     18.77%
          0.5--1.0%     560     33.37%       290     17.28%       440     26.22%
          1.0--1.5%     406     24.20%       164      9.77%       218     12.99%
          1.5--2.0%     258     15.38%       103      6.14%       102      6.08%
          2.0--2.5%     121      7.21%        46      2.74%        45      2.68%
          2.5--3.0%      75      4.47%        25      1.49%        29      1.73%
          3.0--3.5%      39      2.32%        12      0.72%        13      0.77%
(greater than) 3.5%      51      3.04%        15      0.89%        17      1.01%
-------------------   -----    -------     -----    -------     -----    -------
Total                 1,678    100.00%     1,678    100.00%     1,678    100.00%

                         Average Daily Range: 1.3400%

MIDCAP SPDR TRUST

                                         Intraday High Value   Intraday Low Value
                    Daily % Price Range  Above Closing Value  Below Closing Value
                    -------------------- -------------------- --------------------
       Range        Frequency % of Total Frequency % of Total Frequency % of Total
       -----        --------- ---------- --------- ---------- --------- ----------
           0--0.25%      20      1.19%       517     30.81%       452     26.94%
         0.25--0.5%      77      4.59%       302     18.00%       297     17.70%
          0.5--1.0%     450     26.82%       398     23.72%       458     27.29%
          1.0--1.5%     444     26.46%       209     12.46%       238     14.18%
          1.5--2.0%     308     18.36%       133      7.93%       119      7.09%
          2.0--2.5%     171     10.19%        55      3.28%        51      3.04%
          2.5--3.0%      98      5.84%        31      1.85%        26      1.55%
          3.0--3.5%      46      2.74%        18      1.07%        22      1.31%
(greater than) 3.5%      64      3.81%        15      0.89%        15      0.89%
-------------------   -----    -------     -----    -------     -----    -------
Total                 1,678    100.00%     1,678    100.00%     1,678    100.00%

                         Average Daily Range: 1.5243%
--------
* Source: Bloomberg

MIDCAP SPDR BID/ASKED SPREAD DISTRIBUTION (2001 Only)

                              Range ($)      % of Total
                         ------------------- ----------
                            0.01 -- 0.05        7.77%
                            0.06 -- 0.10       14.06%
                            0.10 -- 0.15       18.79%
                            0.15 -- 0.20       20.05%
                            0.20 -- 0.25       23.69%
                            0.25 -- 0.50       15.37%
                         (greater than).0.50    0.26%
                         -------------------  -------
                         Total                100.00%

   The price range of shares for 2001 was from $71.50 to $100.80; consequently, $0.25 was from 0.3497% to 0.2480% of the share price.

--------
* Source: American Stock Exchange

   Information relating to the relative price performance of MidCap SPDRs may be compared against a wide variety of investment categories and asset classes, including common stocks, small capitalization stocks, long and intermediate term corporate and government bonds, Treasury bills, the rate of inflation in the United States (based on the Consumer Price Index ("CPI") and combinations of various capital markets. Historical returns of these and other capital markets in the United States may be provided by independent statistical studies and sources, such as those provided by Ibbotson Associates of Chicago, Illinois. The performance of these capital markets is based on the returns of different indices. Information may be presented using the performance of these and other capital markets to demonstrate general investment strategies. So, for example, performance of MidCap SPDRs may be compared to the performance of selected asset classes such as short-term U.S. Treasury bills, long-term U.S. Treasury bonds, long-term corporate bonds, mid-capitalization stocks, foreign stocks and small capitalization stocks and may also be measured against the rate of inflation as set forth in well-known indices (such as the CPI). Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. Performance of MidCap SPDRs may also be compared to that of other indices or compilations that may be developed and made available to the investing public in the future. Of course, such comparisons will only reflect past performance of MidCap SPDRs and the investment categories, indices or compilations chosen and no guarantees can be made of future results regarding the performance of either MidCap SPDRs or the asset classes chosen for such comparisons.

  Frequency Distribution of Discounts and Premiums for the MidCap SPDR Trust:
          Closing AMEX Price vs. Net Asset Value (NAV) as of 12/31/01

                       Calendar  Calendar  Calendar   Calendar              From
                        Quarter   Quarter   Quarter   Quarter   Calendar  5/4/1995
                        Ending    Ending    Ending     Ending     Year    through
      Range            3/31/2001 6/30/2001 9/30/2001 12/31/2001   2001   12/31/2001
-----------------------------------------------------------------------------------
(greater than)200 Days     --        --        --         --        --         1
                  -----------------------------------------------------------------
  Basis Points     %       --        --        --         --        --       0.1%
-----------------------------------------------------------------------------------
    150--200      Days     --        --        --         --        --         1
                  -----------------------------------------------------------------
  Basis Points     %       --        --        --         --        --       0.1%
-----------------------------------------------------------------------------------
    100--150      Days     --        --        --         --        --         6
                  -----------------------------------------------------------------
  Basis Points     %       --        --        --         --        --       0.4%
-----------------------------------------------------------------------------------
     50--100      Days     --        --         1          1         2       109
                  -----------------------------------------------------------------
  Basis Points     %       --        --       1.7%       1.6%      0.8%      6.5%
-----------------------------------------------------------------------------------
     25--50       Days      6         4         7          8        25       272
                  -----------------------------------------------------------------
  Basis Points     %      9.7%      6.3%     11.9%      12.5%     10.1%     16.2%
-----------------------------------------------------------------------------------
      0--25       Days     25        31        16         24        96       526
                  -----------------------------------------------------------------
  Basis Points     %     40.3%     49.2%     27.1%      37.5%     38.7%     31.3%
-----------------------------------------------------------------------------------
   Total Days     Days     31        35        24         33       123       915
                  -----------------------------------------------------------------
   at Premium      %     50.0%     55.6%     40.7%      51.6%     49.6%     54.5%
-----------------------------------------------------------------------------------
  Closing Price   Days     --        --         3          2         5         9
                  -----------------------------------------------------------------
  Equal to NAV     %       --        --       5.1%       3.1%      2.0%      0.5%
-----------------------------------------------------------------------------------
   Total Days     Days     31        28        32         29       120       754
                  -----------------------------------------------------------------
   at Discount     %     50.0%     44.4%     54.2%      45.3%     48.4%     44.9%
-----------------------------------------------------------------------------------
     0-- -25      Days     25        21        21         18        85       477
                  -----------------------------------------------------------------
  Basis Points     %     40.3%     33.3%     35.6%      28.1%     34.3%     28.4%
-----------------------------------------------------------------------------------
    -25-- -50     Days      5         6         8          8        27       188
                  -----------------------------------------------------------------
  Basis Points     %      8.1%      9.5%     13.6%      12.5%     10.9%     11.2%
-----------------------------------------------------------------------------------
   -50-- -100     Days      1        --         3          3         7        75
                  -----------------------------------------------------------------
  Basis Points     %      1.6%       --       5.1%       4.7%      2.8%      4.5%
-----------------------------------------------------------------------------------
   -100-- -150    Days     --         1        --         --         1        10
                  -----------------------------------------------------------------
  Basis Points     %       --       1.6%       --         --       0.4%      0.6%
-----------------------------------------------------------------------------------
   -150-- -200    Days     --        --        --         --        --         3
                  -----------------------------------------------------------------
  Basis Points     %       --        --        --         --        --       0.2%
-----------------------------------------------------------------------------------
 (less than)-200  Days     --        --        --         --        --         1
                  -----------------------------------------------------------------
  Basis Points     %       --        --        --         --        --       0.1%
-----------------------------------------------------------------------------------

  Close was within 0.50% of NAV better than 87% of the time from 5/4/95 (the first day of trading on the AMEX) through 12/31/01.

--------
Source: American Stock Exchange LLC.

                                   GLOSSARY

                                                     Page
                                                     ----
                       "20 Basis Point Limit".......   7
                       "Additional Cash Deposit"....  28
                       "Adjustment Day".............  39
                       "Balancing Amount"...........  40
                       "Beneficial Owners"..........  30
                       "Business Day"...............   3
                       "Cash Component".............   5
                       "Cash Redemption Payment"....  33
                       "Closing Time"...............  27
                       "Code".......................   7
                       "Creation Units".............   4
                       "Depository Agreement".......  31
                       "Distributor"................   4
                       "Dividend Equivalent Payment"   5
                       "Dividend Payment Date"......  53
                       "DTC"........................   7
                       "DTC Cut-Off Time"...........  35
                       "DTC Participants"...........  30
                       "Evaluation Time"............   1
                       "Ex-Dividend Date"...........  53
                       "Excess Cash Amounts"........  33
                       "Exchange"...................   4
                       "Index Securities"...........   3
                       "Indirect Participants"......  30
                       "License Agreement"..........   i
                       "MidCap SPDRs"...............   3

                                                   Page
                                                   ----
                        "MidCap SPDR Clearing
                          Process"................   5
                        "Misweighting"............  37
                        "Misweighting Amount".....  37
                        "NAV".....................   4
                        "NAV Amount"..............  39
                        "NSCC"....................   5
                        "NSCC Business Day".......  11
                        "Participant Agreement"...   5
                        "Participating Party".....   5
                        "Portfolio"...............   3
                        "Portfolio Deposit".......   5
                        "Portfolio Deposit Amount"  40
                        "Portfolio Securities"....   3
                        "Record Date".............  53
                        "Request Day".............  39
                        "S&P".....................   3
                        "S&P MidCap 400 Index"....   3
                        "SEC".....................   5
                        "Service".................   8
                        "Sponsor".................   3
                        "Transaction Fee".........   6
                        "Transmittal Date"........  26
                        "Trust"...................   3
                        "Trust Agreement".........   3
                        "Trustee".................   3
                        "Weighting Analysis"......  37

STANDARD & POOR'S MIDCAP 400
DEPOSITARY RECEIPTS (MIDCAP SPDRs)
MIDCAP SPDR TRUST, SERIES 1

SPONSOR:
PDR SERVICES LLC

-------------------------------------------------------------

This Prospectus does not include all of the information with respect to the MidCap SPDR Trust set forth in its Registration Statement filed with the SEC in Washington, D.C. under the:

  . Securities Act of 1933 (File No. 33-89088) and
  . Investment Company Act of 1940 (File No. 811-8972).

To obtain copies from the SEC at prescribed rates--
Write: Public Reference Section of the SEC
  450 Fifth Street, N.W., Washington, D.C. 20549-6009
Call: 1-800-SEC-0330
Visit: http://www.sec.gov

-------------------------------------------------------------

No person is authorized to give any information or make any representation about the MidCap SPDR Trust not contained in this Prospectus, and you should not rely on any other information. Read and keep both parts of this Prospectus for future reference.

PDR Services LLC has filed a registration statement on Form S-6 and Form N-8B-2 with the SEC covering MidCap SPDRs. While this prospectus is a part of the registration statement on Form S-6, it does not contain all the exhibits filed as part of the registration statement on Form S-6. You should consider reviewing the full text of those exhibits.

-------------------------------------------------------------

Prospectus dated January 25, 2002